UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
Oil States International, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☑	No fee required.
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OIL STATES

PROXY STATEMENT

and Notice of Annual Meeting of Stockholders

2024

Three Allen Center, 333 Clay Street, Suite 4620
Houston, Texas 77002
Notice of Annual Meeting of Stockholders
To the Stockholders of Oil States International, Inc.:
You are invited to our 2024 Annual Meeting of Stockholders (the "Annual Meeting") of Oil States International, Inc., a Delaware corporation (the “Company”), which will be held virtually. There will be no in-person meeting.

When:	9:00 a.m. central daylight time Tuesday, May 7, 2024

Web Address:	www.meetnow.global/MQ6F5X6
The purpose of the Annual Meeting is to consider and act on the following:
1.To elect the two (2) Class II members of the Board of Directors named in the Proxy Statement to serve until the 2027 Annual Meeting of Stockholders (Item 1 - see page 11);
2.To conduct an advisory vote to approve executive compensation (Item 2 - see page 32);
3.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (Item 3 - see page 67);
4.To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
The Board of Directors unanimously recommends that you vote FOR Items 1, 2 and 3.
The Company has fixed the close of business on March 13, 2024 as the "Record Date" for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
By Order of the Board of Directors
Sincerely,
William E. Maxwell
Corporate Secretary
Houston, Texas
March 26, 2024
YOUR VOTE IS IMPORTANT
It is important that your shares be represented and voted at the Annual Meeting. Please complete, sign and return a proxy card, or use the telephone or internet voting systems.
ATTENDING THE MEETING
To participate in the Annual Meeting, you will need to review the information included on your notice, on your proxy card or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions listed on page 6.

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 2024:
A COPY OF THIS PROXY STATEMENT, PROXY VOTING CARD AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2023 ARE AVAILABLE AT WWW.IR.OILSTATESINTL.COM/PROXY-MATERIALS.

3

4	2024 Proxy Statement

Proxy Summary
This summary provides only a brief outline of selected information contained elsewhere in this Proxy Statement and does not provide a full and complete discussion of the information you should consider. Before voting on the items to be presented at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”), you should review the entire Proxy Statement carefully. References to “Oil States,” “we,” “us,” “our” and the “Company” mean Oil States International, Inc. and its consolidated subsidiaries, unless the context otherwise indicates or requires. For more complete information regarding our 2023 performance, please review the Company’s 2023 Annual Report on Form 10-K (the “Form 10-K”).
The Company’s Form 10-K is being provided to stockholders together with this Proxy Statement and form of proxy beginning on or about March 26, 2024. Our principal offices are located at Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002.
2024 Annual Meeting of Stockholders

TIME AND DATE Tuesday, May 7, 2024, 9:00 a.m. (central daylight time)	LOCATION Virtual Stockholder Meeting www.meetnow.global/MQ6F5X6	RECORD DATE March 13, 2024

Agenda and Voting Recommendations

ITEM 1 Election of Directors	ITEM 2 Advisory Vote on Executive Compensation	ITEM 3 Ratification of Appointment of Independent Registered Public Accounting Firm

FOR each of the nominees page 11	FOR page 32	FOR page 67

Voting Methods
If you are a stockholder of record, you may vote using one of the following options. In all cases, please have your proxy card in hand and follow the instructions.

IN PERSON ONLINE Attend the virtual annual meeting at www.meetnow.global/MQ6F5X6	BY MAIL Follow the instructions to mark, sign and date your proxy card	BY PHONE Use any touch-tone telephone to transmit your voting instructions 1-800-652-VOTE(8683)	BY INTERNET Use the internet to transmit your voting instructions www.investorvote.com/OIS
Online Meeting
We will conduct the Annual Meeting solely online via the internet through a live webcast and online stockholder tools. We believe a virtual format facilitates stockholder attendance and participation by leveraging technology to allow us to communicate more effectively and efficiently with our stockholders. This format empowers stockholders around the world to participate at no cost. We have designed the virtual format to enhance stockholder access and participation and protect stockholder rights.
We Encourage Questions. Stockholders may submit a question live during the meeting, following the instructions below. During the meeting, we will answer as many appropriate stockholder-submitted questions as time permits.
We Proactively Take Steps to Facilitate Your Participation. During the Annual Meeting, we will offer live technical support for all stockholders attending the meeting.

5

Proxy Summary
Meeting Admission
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MQ6F5X6. You also will be able to vote your shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to review the information included on your notice, on your proxy card or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 9:00 a.m., central daylight time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the internet. Please follow the instructions on the notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the internet.
To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Oil States International, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:00 p.m., central daylight time, on Thursday, May 2, 2024.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
•By email
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
•By mail
Computershare
Oil States International, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call (888) 724-2416 or (781) 575-2748 for international.
We are excited to embrace technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with internet access.
In accordance with the Delaware General Corporation Law, a list of the Company’s stockholders of record will be available and may be inspected for a period of at least ten days prior to the Annual Meeting. Stockholders as of the record date may inspect the stockholder list by calling the Company’s Corporate Secretary at (713) 470-4863 to schedule an appointment.

6	2024 Proxy Statement

Proxy Summary

ITEM 1

To elect the two (2) Class II members of the Board of Directors named in this Proxy Statement to serve until the 2027 Annual Meeting of Stockholders.
The term of the two current Class II directors will expire at the Annual Meeting. As further described beginning on page 11 of this Proxy Statement, the Board of Directors is currently comprised of seven members. The seven members are divided into three classes currently having two members in each of Class I and II, and three members in Class III. Each class is elected for a term of three years so that the term of one class of directors expires at each Annual Meeting of Stockholders.

The Board of Directors recommends that stockholders vote “FOR” the election of each of the Class II director nominees named below.

The Oil States Board of Directors
Set forth below are the names of, and certain information with respect to, the Company’s directors, including the two (2) nominees for election to the Class II positions on the Board of Directors as of March 26, 2024.

					COMMITTEES

NAME AND PRINCIPAL OCCUPATION	AGE	DIRECTOR SINCE	INDEPENDENT	OTHER CURRENT PUBLIC COMPANY BOARDS	A	C	NG&S

CLASS II DIRECTORS (NOMINEES TO SERVE UNTIL 2027)

Denise Castillo-Rhodes Chief Financial Officer, Texas Medical Center	63	2021		•None

E. Joseph Wright Former Director, Executive Vice President and Chief Operating Officer, Concho Resources, Inc.	64	2018		•CES Energy Solutions Corp.

CLASS III DIRECTORS (TERM EXPIRING IN 2025)

Darrell E. Hollek Former Executive Vice President, Operations, Anadarko Petroleum Corporation	67	2018		•None

Robert L. Potter Chair, Oil States International, Inc. Former President, FMC Technologies, Inc.	73	2017		•None

Hallie A. Vanderhider Former Managing Director, SFC Energy Partners	66	2019		•EQT Corporation

CLASS I DIRECTORS (TERM EXPIRING IN 2026)

Lawrence R. Dickerson Former Director, President and Chief Executive Officer, Diamond Offshore Drilling, Inc.	71	2014		•Chair, Great Lakes Dredge & Dock Corporation •Murphy Oil Corporation

Cindy B. Taylor President and Chief Executive Officer, Oil States International, Inc.	62	2007		•AT&T Inc.

A	Audit Committee	C	Compensation Committee	NG&S	Nominating, Governance and Sustainability Committee
	Chair		Member

7

Proxy Summary

Director Independence	Gender Diversity	Director Skills and Experience

1 of our 7 Directors is Hispanic	Executive Leadership	7
Financial Experience	7
Energy/Oilfield Services	6
Director Tenure	Outside Board Experience	6
International Operations	4
0-5 years	6-11 years	12+ years

Past or Present CFO	4
Past or Present CEO	2
Our Directors bring leadership skills and experience in areas relevant to Oil States

Corporate Governance
Oil States has corporate governance policies and guidelines that the Board of Directors believes are consistent with Oil States’ values, and that promote the effective functioning of the Board, its committees and the Company. The Corporate Governance section of this Proxy Statement beginning on page 20 describes our governance framework, which includes the following:
Board and Governance Information

Size of Board	Separate Independent Chair and CEO Roles	Board Risk Assessment Oversight	Stock Ownership Guidelines for Directors and Executive Officers
7	Yes	Yes	Yes

Number of Independent Directors	Independent Directors Meet in Executive Session	Code of Conduct for Directors, Officers and Employees	Anti-Hedging and Pledging Policies
6	Yes	Yes	Yes

Stockholder Engagement	Annual Board and Committee Evaluations	Incentive Compensation Recoupment and Clawback Policies	Financial Code of Ethics for Senior Officers
Yes	Yes	Yes	Yes

8	2024 Proxy Statement

Proxy Summary

ITEM 2

To conduct an advisory vote to approve executive compensation.
The Board of Directors believes Oil States’ executive compensation program closely links executive compensation to the execution of our strategy and accomplishment of our goals that coincide with stockholder objectives. We recommend that you review our Compensation Discussion and Analysis beginning on page 32, which explains in greater detail our executive compensation programs. While the outcome of this proposal is non-binding, the Board of Directors and Compensation Committee will consider the outcome of the vote when making future compensation decisions.

The Board of Directors recommends a vote “FOR” the adoption, on an advisory basis, of the resolution approving the compensation of our Named Executive Officers.

Our Compensation Philosophy
The Company’s philosophy regarding the executive compensation program for our Named Executive Officers (together referred to as the “NEOs”) and other senior managers has been to design a compensation package that provides competitive base salary levels and compensation incentives that (i) attract and retain individuals of outstanding ability in these key positions, (ii) recognize corporate performance relative to established goals and the performance of the Company relative to the performance of other companies of comparable size, complexity and quality and against budget goals, and (iii) support both the short-term and long-term strategic goals of the Company. The Company’s compensation programs are designed to provide compensation that:

Attracts, motivates, rewards and retains high-performing executives	Reinforces the relationship between strong individual performance of executives and business results	Aligns the interests of our executives with the long-term interests of our stockholders	Neither promotes overly conservative actions or excessive risk taking

In order to further its pay-for-performance goal, the Compensation Committee has determined it appropriate to deliver a significant portion of executive compensation as at risk compensation, including both short- and long-term incentives. The following charts depict elements of the target compensation for the Chief Executive Officer and collectively for the other Named Executive Officers of the Company.
2023 Target Compensation Mix

CHIEF EXECUTIVE OFFICER

ALL OTHER NAMED EXECUTIVE OFFICERS

9

Proxy Summary
Reported versus Actual Paid Values of Executive Compensation
The Compensation Committee is committed to targeting reasonable and competitive compensation for the Named Executive Officers. Because a significant portion of the Named Executive Officers’ compensation is at risk (72% to 83% for 2023 as shown above), the target values established at the date of award may vary substantially from the values actually paid from year-to-year, particularly given the highly cyclical nature of the energy services industry.
“Reported compensation” is the total compensation that is reported in the Summary Compensation Table of our Proxy Statement which reflects equity awards at grant date values. As further described and detailed under "Pay versus Performance" beginning on page 62, “actual compensation paid” values presented in the tables below were determined in accordance with the requirements of Item 402(v) of Regulation S-K, which requires the Company to make certain adjustments to equity compensation amounts reported in the Summary Compensation Table (including unrealized gains (losses) during the year on unvested equity awards) in an effort to more closely reflect amounts actually earned by the Named Executive Officers.
The following table summarizes "reported compensation" values for our Chief Executive Officer and collective average for the other Named Executive Officers, as compared to "actual compensation paid" values for the years ended December 31, 2020, 2021, 2022 and 2023 (in thousands):
Reported Versus Actual Paid Compensation Values

Chief Executive Officer Compensation	All Other Named Executive Officers Compensation

As discussed above, "compensation actually paid" includes Securities and Exchange Commission (the "SEC") required adjustments for unrealized gains and losses on unvested equity awards during the year. In the case of Ms. C. Taylor, our Chief Executive Officer, the adjustments for unrealized gains (losses) were $(4.4) million, $(0.1) million, $1.6 million and $(1.1) million in 2020, 2021, 2022 and 2023, respectively. In contrast to the amounts presented above for “reported compensation” and “actual compensation paid,” compensation reported on Ms. C. Taylor's Form W-2's for these periods was $2.8 million, $3.2 million, $3.2 million and $4.9 million, respectively.

ITEM 3

To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.
As further detailed beginning on page 67, our Board of Directors has ratified our Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, and, as a matter of good governance, we are seeking stockholder ratification of that appointment.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

10	2024 Proxy Statement

ITEM 1:
Election of Directors
The Board of Directors is currently comprised of seven members. The seven members are divided into three classes currently having two members in each Class I and II, and three members in Class III. Each class is elected for a term of three years, so that the term of one class of directors expires at each Annual Meeting of Stockholders.
The term of the two current Class II directors will expire at the Annual Meeting. The term of the Class III directors will expire at the 2025 Annual Meeting of Stockholders and the term of the Class I directors will expire at the 2026 Annual Meeting of Stockholders.
Nominees
Based on the recommendation of our Nominating, Governance and Sustainability Committee, the Board of Directors has nominated Denise Castillo-Rhodes and E. Joseph Wright to fill the expiring Class II positions on the Board of Directors, to hold office for three-year terms expiring at the Annual Meeting of Stockholders in 2027, or until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. The director nominees, Denise Castillo-Rhodes and E. Joseph Wright, presently serve as Class II directors. Stockholder nominations will not be accepted for filling Board of Directors seats at the Annual Meeting because our bylaws require advance notice for such a nomination, the time for which has passed. Our Board of Directors has determined that Denise Castillo-Rhodes and E. Joseph Wright are “independent” as that term is defined by the applicable New York Stock Exchange (the “NYSE”) listing standards. See “Director Independence” below for a discussion of director independence determinations. The Board of Directors recommends that stockholders vote “FOR” the election of Denise Castillo-Rhodes and E. Joseph Wright as Class II directors.
There are no family relationships among executive officers and/or the directors of the Company.
Vote Required
A plurality of votes of the shares present in person or represented by proxy cast at the Annual Meeting and entitled to vote on the election of directors is required for the election of directors. A ballot for a nominee that is marked “withheld” will not be counted as a vote cast. Both abstentions and broker non-votes will not have any effect on the outcome of voting on director elections. If any nominee should be unable to serve as a director, the shares represented by proxies will be voted for the election of a substitute nominated by the Board of Directors to replace such nominee, or the Board of Directors may reduce the size of the Board, at its discretion.
Director Resignation Policy
Our Corporate Governance Guidelines provide that in an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election (a “Majority Withheld Vote”) shall promptly tender his or her resignation for consideration by the Nominating, Governance and Sustainability Committee following certification of the stockholder vote.
The Nominating, Governance and Sustainability Committee shall promptly consider the resignation offer and make a recommendation to the Board of Directors as to whether the resignation should be accepted. In making this recommendation, the Nominating, Governance and Sustainability Committee will consider all factors deemed relevant by its members including, without limitation: (1) the underlying reasons why stockholders may have
“withheld” votes for election from such director, if known; (2) the length of service and qualifications of the director whose resignation has been tendered; (3) the director’s past and potential future contributions to the Company; (4) the current mix of skills and attributes of directors on the Board; (5) whether, by accepting the resignation, the Company will no longer be in compliance with any applicable law, rule, regulation, or governing instrument; and (6) whether accepting the resignation would be in the best interests of the Company and its stockholders. Thereafter, the Board will promptly disclose the material findings of its decision-making process and its decision as to whether to accept the director’s resignation offer (or, if applicable, the reason(s) for rejecting the resignation offer) in a Form 8-K furnished to the SEC.

The Board of Directors recommends that stockholders vote “FOR” the election of each of the director nominees.

11

Item 1: Election of Directors
Nominees and Directors Continuing in Office
Set forth below are the names of, and certain information with respect to, the Company’s directors, including the nominees for election to the Class II positions of the Board of Directors as of March 26, 2024.
Nominees for Election at the Annual Meeting for a Term Expiring in 2027 (Class II Directors)

Age: 63 Director since: May 2021 Independent	Denise Castillo-Rhodes Oil States Board Committees: Audit Other Current Public Directorships: None Former Public Directorships: Allegiance Bancshares, Inc. (2020-2022)

Ms. Castillo-Rhodes is Chief Financial Officer of Texas Medical Center, where she oversees investments, accounting, finance, risk management and tax compliance. Ms. Castillo-Rhodes also serves as secretary of the board and chair of the Audit & Finance committee for Thermal Energy Corporation and as a director for the TMC Library and Texas Medical Center Hospital Laundry Co-Op, all of which are member institutions of Texas Medical Center. Ms. Castillo-Rhodes has served Texas Medical Center in this capacity since 2004. Prior to becoming Chief Financial Officer, from 2002-2004, Ms. Castillo-Rhodes served as Vice President and Controller for Texas Medical Center. Prior to joining Texas Medical Center, Ms. Castillo-Rhodes served as Controller for Nabisco’s Manufacturing Facility in Houston. Ms. Castillo-Rhodes is a Trustee for the City of Houston’s Municipal Employee Pension System and in 2022 was appointed by Governor Abbott to serve on the Governor's Commission for Women. Ms. Castillo-Rhodes holds a Bachelor of Business Administration from the University of Texas at El Paso and a Master of Business Administration from the University of St. Thomas. She is a Certified Public Accountant and is a member of the Texas Society of Certified Public Accountants and American Institute of Certified Public Accountants.

Attributes, Skills and Experience
	Executive Leadership	Outside Board Experience
	High Level of Financial Experience	Present CFO

12	2024 Proxy Statement

Item 1: Election of Directors

Age: 64 Director since: June 2018 Independent
E. Joseph Wright
Oil States Board Committees:
Compensation
Nominating, Governance and Sustainability
Other Current Public Directorships:
CES Energy Solutions Corp.
Former Public Directorships:
Concho Resources Inc. (2017-2021)

Since February of 2021, Mr. Wright has served as an independent partner of Geneses Capital Management, LLC. In January 2019, Mr. Wright retired from Concho Resources Inc. (“Concho”), an independent exploration and production company engaged in the acquisition, development and exploration of oil and natural gas properties, where he most recently served as Executive Vice President and Chief Operating Officer. He served as a director of Concho from May 2017 to January 2021. Since joining Concho from its formation in 2004, Mr. Wright held a variety of leadership positions, including Senior Vice President and Chief Operating Officer and Vice President of Engineering and Operations. As Executive Vice President and Chief Operating Officer, he oversaw Concho’s drilling and completion programs, as well as its government, regulatory affairs and human resources functions. Prior to Concho, Mr. Wright was Vice President of Operations and Engineering of Concho Oil & Gas Corp. from its formation in 2001 until its sale in 2004. From 1997 to 2001, he was Vice President of Operations of Concho Resources Inc., a predecessor company to Concho Oil & Gas Corp. Mr. Wright has also worked in several operations, engineering and capital markets positions at Mewbourne Oil Company. He holds a Bachelor of Science degree in Petroleum Engineering from Texas A&M University.

Attributes, Skills and Experience
	Executive Leadership	Energy/Oilfield Services
	Financial Experience	Outside Board Experience

13

Item 1: Election of Directors
Directors Continuing in Office
Class III Directors (Term Expiring in 2025)

Age: 67 Director since: June 2018 Independent	Darrell E. Hollek Oil States Board Committees: Audit Nominating, Governance and Sustainability (Chair) Other Current Public Directorships: None

Mr. Hollek served as Executive Vice President, Operations of Anadarko Petroleum Corporation (“Anadarko”), an independent oil and natural gas exploration and production company with operations onshore and offshore the United States, and internationally in Africa and South America until he retired in 2017. His responsibilities included U.S. onshore exploration, production and midstream activities along with Gulf of Mexico and international operations. During his 38-year career at Anadarko, Mr. Hollek held a number of senior leadership positions, including Executive Vice President, U.S. Onshore Exploration and Production, Senior Vice President, Deepwater Americas Operations and Vice President of Gulf of Mexico and Worldwide Deepwater Operations. Mr. Hollek holds a Bachelor of Science degree in Mechanical Engineering from Texas A&M University.

Attributes, Skills and Experience
	Executive Leadership	Energy/Oilfield Services
	Financial Experience	International Operations

14	2024 Proxy Statement

Item 1: Election of Directors

Age: 73 Director since: July 2017 Independent Chair since: August 2018	Robert L. Potter Oil States Board Committees: Compensation Nominating, Governance and Sustainability Other Current Public Directorships: None

Mr. Potter served as President of FMC Technologies, Inc. (“FMC”), a global provider of technology solutions for the energy industry, from August 2012 until November 2013 when he retired. Mr. Potter joined FMC in 1973 after his graduation from Rice University with a degree in Commerce. He served in a number of sales management roles in North America and overseas (Middle East, Europe, and Africa). Subsequently, he held numerous operations management roles responsible for multiple manufacturing facilities throughout North and South America. In 2001, Mr. Potter was appointed as Vice President of Energy Processing and a corporate officer following FMC Technologies split from FMC Corporation. In this role, Mr. Potter was responsible for multiple global businesses focused on downstream energy applications. In 2007, he was appointed Senior Vice President of Energy Processing and Global Surface Wellhead and then in 2010 to Executive Vice President of Energy Systems where he was responsible for FMC’s upstream and downstream portfolio. Mr. Potter is a former chair of the board for the Petroleum Equipment & Services Association and a former member of the board of directors of the National Ocean Industries Association. He is a current member of the Board of Advisors for the Jones Graduate School of Business at Rice University.

Attributes, Skills and Experience
	Executive Leadership	Energy/Oilfield Services	Outside Board Experience
	Financial Experience	International Operations

15

Item 1: Election of Directors

Age: 66 Director since: July 2019 Independent	Hallie A. Vanderhider Oil States Board Committees: Audit (Chair) Other Current Public Directorships: EQT Corporation Former Public Directorships: Noble Midstream Partners LP (2016-2021)

Ms. Vanderhider served as Managing Director of SFC Energy Partners, a private equity firm, from January 2016 to June 2022, when she retired. Previously, Ms. Vanderhider served as Managing Partner of Catalyst Partners LLC, a merchant banking firm providing financial advisory and capital services to the energy and technology sectors, from August 2013 to May 2016. She served for ten years as President, Chief Operating Officer and member of the board of Black Stone Minerals Company, L.P., where prior to becoming President in 2007, she served as Executive Vice President and Chief Financial Officer. Prior to Black Stone, Ms. Vanderhider served as Chief Financial Officer for EnCap Investments from 1994 to 2003. Before joining EnCap, Ms. Vanderhider served as Chief Accounting Officer of Damson Oil Corp. She received a B.B.A. in Accounting from the University of Texas at Austin and is a Certified Public Accountant.

Attributes, Skills and Experience
	Executive Leadership	Energy/Oilfield Services	Past CFO
	High Level of Financial Experience	Outside Board Experience

16	2024 Proxy Statement

Item 1: Election of Directors
Class I Directors (Term Expiring in 2026)

Age: 71 Director since: May 2014 Independent	Lawrence R. Dickerson Oil States Board Committees: Compensation (Chair) Other Current Public Directorships: Great Lakes Dredge & Dock Corporation Murphy Oil Corporation

Mr. Dickerson retired in March 2014 as President and Chief Executive Officer of Diamond Offshore Drilling, Inc., an offshore drilling company. During his 34-year career at Diamond, Mr. Dickerson held a number of senior positions, including Chief Operating Officer and Chief Financial Officer. He holds a B.B.A. from the University of Texas.

Attributes, Skills and Experience
	Executive Leadership	Energy/Oilfield Services	Past CEO
	High Level of Financial Experience	International Operations	Past CFO
Outside Board Experience

Age: 62 Director since: May 2007	Cindy B. Taylor Oil States Board Committees: None Other Current Public Directorships: AT&T Inc.

Ms. Taylor is the Chief Executive Officer and President of Oil States and is a member of the Company’s Board of Directors. She has held these positions for 16 years since assuming the role in May 2007. From May 2006 until May 2007, Ms. Taylor served as President and Chief Operating Officer of Oil States and served as Senior Vice President—Chief Financial Officer and Treasurer prior to that. From August 1999 to May 2000, Ms. Taylor was the Chief Financial Officer of L.E. Simmons & Associates, Incorporated. Ms. Taylor served as the Vice President—Controller of Cliffs Drilling Company from July 1992 to August 1999 and held various management positions with Ernst & Young LLP, a public accounting firm, from January 1984 to July 1992. Ms. Taylor has been a director of the Federal Reserve Bank of Dallas since January 2020 and previously served as a director of the Federal Reserve Bank's Houston Branch from 2018 to 2019. She received a B.B.A. in Accounting from Texas A&M University and is a Certified Public Accountant.

Attributes, Skills and Experience
	Executive Leadership	Energy/Oilfield Services	Present CEO
	High Level of Financial Experience	International Operations	Past CFO
Outside Board Experience

17

Item 1: Election of Directors
Executive Officers
The following profiles provide the relevant experience, age and tenure with the Company as of March 26, 2024 of our Chief Financial Officer and other executive officers of the Company. Information with respect to our Chief Executive Officer is included herein.

Lloyd A. Hajdik Executive Vice President, Chief Financial Officer & Treasurer Age: 58

Mr. Hajdik joined the Company in December 2013. He has served as our Executive Vice President, Chief Financial Officer and Treasurer since May 2016 and as our Senior Vice President, Chief Financial Officer and Treasurer from December 2013 to May 2016. Prior to joining the Company, he served as the Chief Financial Officer of GR Energy Services, LLC, a privately-held oilfield services entity, from September to November 2013. From December 2003 to April 2013, Mr. Hajdik served in various financial management roles with Helix Energy Solutions Group, Inc. (“Helix”), most recently as Senior Vice President – Finance and Chief Accounting Officer. Prior to joining Helix, Mr. Hajdik served in a variety of accounting and finance related roles of increasing responsibility with Houston-based companies, including NL Industries, Inc., Compaq Computer Corporation (now Hewlett Packard), Halliburton Company, Cliffs Drilling Company and Shell Oil Company. Mr. Hajdik was with Ernst & Young LLP in the audit practice from 1989 to 1995. He graduated Cum Laude with a B.B.A. from Texas State University. Mr. Hajdik is an Advisory Board Member for the Energy Workforce & Technology Council, a Certified Public Accountant, a member of the Texas Society of CPAs, the American Institute of Certified Public Accountants and Financial Executives International.

Philip S. “Scott” Moses Executive Vice President and Chief Operating Officer Age: 56

Mr. Moses joined the Company in August 1996. He has served as Executive Vice President and Chief Operating Officer since July 2022. From May 2021 to July 2022, he served as Executive Vice President, Offshore/ Manufactured Products and Downhole Technologies. From May 2016 to May 2021, he served as Executive Vice President, Offshore/ Manufactured Products. From July 2015 to May 2016 he served as President, Offshore/ Manufactured Products. From February 2013 to July 2015, Mr. Moses served as Senior Vice President, Offshore/ Manufactured Products having responsibility over all U.S. and international locations within that business segment. From February 2011 to February 2013, he served as Senior Vice President, Engineering and Industrial Products, Offshore Products. Since joining the Company immediately after attending college, Mr. Moses has held various engineering, project management and senior leadership roles engaged in product design, improving operational efficiencies, directing worldwide facility expansion efforts, and growing the Company through R&D initiatives as well as integrating several key acquisitions. Mr. Moses holds a B.S. in Mechanical Engineering from Texas A&M University.

18	2024 Proxy Statement

Item 1: Election of Directors

Brian E. Taylor Senior Vice President, Controller and Chief Accounting Officer Age: 61

Mr. Taylor joined the Company in September 2016. He has served as our Senior Vice President, Controller and Chief Accounting Officer since February 2022 and as our Vice President, Controller and Chief Accounting Officer from September 2016 to February 2022. Prior to joining the Company, Mr. Taylor managed personal family investments from January 2015 to September 2016. From April 2012 to December 2014, Mr. Taylor served as Vice President and Chief Financial Officer of Conn’s, Inc., a specialty retailer. Mr. Taylor served as Finance Integration Manager for Schlumberger Limited from September 2010 to April 2012, following its acquisition of Smith International, Inc. From September 1999 through August 2010, he served in various financial management roles with Smith International, Inc., including Corporate Vice President and Controller. Mr. Taylor also served two years at Camco International, Inc. (also acquired by Schlumberger Limited) as its Director of Corporate Accounting and Worldwide Controller. He began his career at Arthur Andersen L.L.P., spending 10 years in its assurance practice. Mr. Taylor is a Certified Public Accountant and received a B.S. in Accounting from Louisiana State University.

19

Corporate Governance
Corporate Governance Guidelines
The Company has adopted corporate governance guidelines entitled “Corporate Governance Guidelines,” which are available at www.oilstatesintl.com by first clicking “Corporate Governance” and then “Corporate Governance Guidelines.” These guidelines were adopted by the Board of Directors so that the Board of Directors has the necessary authority and practices in place to make decisions that are independent from management, that the Board of Directors adequately performs its function as the overseer of management and to help ensure that the interests of the Board of Directors and management are aligned with the interests of the Company’s stockholders.
Selecting Our Directors
Our director nomination process for new Board of Directors members is as follows:
•The Nominating, Governance and Sustainability Committee, the Chair of the Board, or another member of the Board identifies a need to add a new Board member who meets specific criteria or to fill a vacancy on the Board of Directors.
•The Nominating, Governance and Sustainability Committee initiates a search by working with staff support, seeking input from members of the Board and senior management or hiring a search firm, if deemed necessary and endeavors to find an initial pool of qualified candidates that includes (but need not be limited to) persons that are diverse in viewpoints, backgrounds, education and business experience.
•The Nominating, Governance and Sustainability Committee considers candidate recommendations submitted by stockholders using the same criteria it applies to evaluate other candidates, consistent with the Board's practices and policies.
•The initial slate of candidates that will satisfy specific criteria and otherwise qualify for membership on the Board of Directors is identified and presented to the Nominating, Governance and Sustainability Committee.
•The Chair of the Board and at least one member of the Nominating, Governance and Sustainability Committee interview prospective candidate(s).
•The full Board of Directors is kept informed of progress.
•The Nominating, Governance and Sustainability Committee offers other directors the opportunity to interview the candidate(s) and then meets to consider and approve the final candidate(s).
•The Nominating, Governance and Sustainability Committee seeks the endorsement of the Board of Directors of the final candidate(s).
•The final candidate(s) are nominated by the Board of Directors or appointed to fill a vacancy (including a vacancy that results from the Board of Directors expanding the size of the Board).
To submit a candidate recommendation to the Nominating, Governance and Sustainability Committee, a stockholder should send a written request, as discussed below, to the attention of the Company’s Secretary at Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002. A stockholder may make a nomination for election to our Board of Directors for the 2025 Annual Meeting of Stockholders by delivering proper notice to our Secretary at least 120 days prior to the first anniversary date of the 2024 Annual Meeting as more fully described below under Nominating, Governance and Sustainability Committee.

20	2024 Proxy Statement

Corporate Governance
Qualifications of Directors
When identifying director nominees, the Nominating, Governance and Sustainability Committee will consider the following:
•the person’s reputation and integrity;
•the person’s qualifications to serve as an independent, disinterested, and non-employee or outside director;
•the person’s skills and business, government or other professional experience and acumen, bearing in mind the composition of the Board of Directors and the current state of the Company and the oilfield services industry generally at the time of determination;
•the diversity of the Board of Directors, and the optimal enhancement of the current mix of educational backgrounds;
•the number of other public companies for which the person serves as a director and the availability of the person’s time and commitment to the Company; and
•the person’s knowledge of areas and businesses in which the Company operates.
The Nominating, Governance and Sustainability Committee and the Board of Directors believe the above mentioned attributes, along with the leadership skills and other experience of its Board of Directors described below, provide the Company with the perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.
The following table notes the breadth and variety of business experience that each of our directors bring to the Company.

Knowledge, Skills and Experience
Executive Leadership	●	●	●	●	●	●	●
Financial Experience	●	●	●	●	●	●	●
Energy/Oilfield Services		●	●	●	●	●	●
International Operations		●	●	●	●
Past or Present CEO		●			●
Past or Present CFO	●	●			●	●
Outside Board Experience	●	●		●	●	●	●
Gender
Man		●	●	●			●
Woman	●				●	●
Race/Ethnicity
African American or Black
Alaskan Native or American Indian
Asian
Hispanic or Latino	●
Native Hawaiian or Pacific Islander
White		●	●	●	●	●	●
In selecting nominees for the Board of Directors, the Nominating, Governance and Sustainability Committee considers, among other things, educational background, business and industry experience, diversity and knowledge of different geographic markets and oilfield services and products. While the Board of Directors does not have a formal diversity policy in place to nominate diverse individuals for director, the Nominating, Governance and Sustainability Committee considers this as a priority and endeavors to select directors from an initial pool of qualified candidates that includes (but need not be limited to) persons that are diverse in viewpoints, backgrounds, education and business experience. The Board of Directors currently includes three women and one individual who is Hispanic. In the case of current directors being considered for renomination, in addition to the Board skills and qualifications discussed above, the Nominating, Governance and Sustainability Committee takes into account the director’s service on the Board of Directors including the director's history of attendance at Board and committee meetings and the director’s preparation for and participation in such meetings.

21

Corporate Governance
Director Independence
To qualify as “independent” under the NYSE listing standards, a director must meet objective criteria set forth in the NYSE listing standards, and the Board of Directors must affirmatively determine that the director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us).
The Board of Directors reviews all direct or indirect business relationships between each director (including his or her immediate family) and our Company, as well as each director’s relationships with charitable organizations, to assess director independence as defined in the listing standards of the NYSE. The NYSE listing standards include a series of objective tests, such as the director is not an employee of our Company and has not engaged in various types of business dealings, directly or indirectly, with our Company.
In addition, as further required by the NYSE, the Board of Directors has made a subjective determination as to each independent director that no material relationships exist between each such director and us. When assessing the materiality of a director’s relationship with us, the Board of Directors considers the issue not merely from the standpoint of the director, but also from the standpoint of the persons or organizations with which the director has an affiliation.
The Board of Directors has determined that Messrs. Potter, Dickerson, Hollek and Wright and Mses. Castillo-Rhodes and Vanderhider qualify as “independent” in accordance with NYSE listing standards. Prior to the retirement of Mr. Seaver from the Board of Directors in May 2023, he was determined to be independent. Ms. C. Taylor, our President and Chief Executive Officer, is the only non-independent director.
Role and Responsibilities of the Board
Board of Directors Oversight of Enterprise Risk
Risk oversight is a responsibility of the Board of Directors. The Board of Directors utilizes an Enterprise Risk Management (“ERM”) process to assist in fulfilling its oversight responsibilities.
Management and all employees are responsible for day-to-day risk management. Each year, management conducts a comprehensive risk assessment of Oil States’ business. The risk assessment process is global in nature and is focused on four main areas: strategic risks (both internal and external); compliance risks; information technology risks; and operational risks. Information relevant to this risk assessment is obtained through surveys and/or interviews of key executives, business segment leaders, and other managers. Our ERM process is designed to identify and assess the Company’s most significant risks (over the short-, medium- and long-term) in these areas, including: the potential magnitude of the risk; likelihood of the risk occurring; and the speed with which the risk could impact the Company; as well as to identify steps to mitigate and manage each significant risk. The results of the risk assessment are reviewed on an annual basis with the Board of Directors and are integral to the Board of Directors and its committees’ deliberations.
The Board of Directors has delegated responsibility for overseeing certain enterprise risks to its standing committees. The Audit Committee oversees the monitoring and assessment of risks related to financial reporting, related compliance matters and cybersecurity. The Compensation Committee is responsible for overseeing the review and assessment of risks related to the Company’s compensation policies and programs to enhance the correlation of executive pay and performance objectives, and to maintain alignment of interests between executive management and the Company’s stockholders. The Nominating, Governance and Sustainability Committee is responsible for overseeing risks related to the Company's corporate governance policies, and environmental (including climate-related risks and opportunities), social and governance ("ESG") matters and sustainability activities and practices.
Executive & Director Stock Ownership and Retention Guidelines
We have executive and director stock ownership guidelines, designed to align executive and director interests with stockholder interests. For a description of the guidelines applicable to our executive officers and directors, see “Compensation Discussion and Analysis – Executive Stock Ownership Guidelines.”

22	2024 Proxy Statement

Corporate Governance
Anti-Hedging and Pledging Policies
Our directors and officers are prohibited from purchasing financial instruments designed to hedge or offset against a decrease in the market value of the Company’s stock, holding Company stock in margin accounts, or pledging Company securities as collateral for loans. These prohibitions apply to any Company equity held directly or indirectly (including equity granted as compensation or otherwise held) by directors, and by executives and management personnel who are in charge of business segments, divisions or key functions (such as operations, sales, administration, finance or accounting), and any other officer performing policy-making functions. Our anti-hedging policy does not address employees other than such officers, and does not directly address the designees of directors, officers or employees. While no categories of hedging are specifically permitted for directors and officers, our policy does not specifically address prepaid variable forward contracts, equity swaps, collars or exchange funds, however entry into any of these would, in practice, be considered entry into a hedging transaction under our policy, and therefore would be prohibited.
Incentive Compensation Recoupment Policy for Named Executive Officers
Effective October 2, 2023, the Company’s Board of Directors adopted an incentive-based compensation recoupment policy (the “Recoupment Policy”) covering its Named Executive Officers responsive to SEC required changes in NYSE listing standards. The policy provides the Company with the ability to seek recoupment of any performance-based compensation received by a Named Executive
Officer on or after October 2, 2023 if the Company is required to restate its financial statements due to a material misstatement. For periods prior to October 2023, our Named Executive Officers were subject to the Company’s incentive compensation clawback policy described below.
Incentive Compensation Clawback Policy
The Company adopted its original incentive compensation clawback policy in 2017. The policy provides the Company with the ability, in appropriate circumstances, to seek restitution of any performance-based compensation received by an employee (including Named Executive Officers) as a result of such employee’s fraud or misconduct, resulting in a material misstatement contained in the Company’s financial statements, which results in a restatement of these financial statements. In October 2023, we adopted a new incentive compensation clawback policy to comply with new clawback laws (described above); therefore, our original policy was amended and restated to apply more generally to our employee population that may receive incentive compensation awards. However, with respect to any officer covered by the new Recoupment Policy described above, to the extent that the Recoupment Policy and our original policy conflict or potentially cover the same event, we will apply the terms of the Recoupment Policy.
Corporate Code of Business Conduct and Ethics
All directors, officers and employees of the Company must act ethically at all times and in accordance with the policies comprising the Company’s ethics policy entitled “Corporate Code of Business Conduct and Ethics” (“Business Conduct and Ethics Code”). This policy is available on the Company’s web site at www.oilstatesintl.com by first clicking “Corporate Governance” and then “Corporate Code of Business Conduct and Ethics.”
Ethical principles set forth in this policy include, among other principles, matters such as:
•Acting ethically with honesty and integrity
•Avoiding conflicts of interest
•Complying with disclosure and reporting obligations with full, fair, accurate, timely and understandable disclosures
•Complying with applicable laws, rules and regulations
•Acting in good faith
•Promoting honest and ethical behavior by others
•Respecting confidentiality of information
•Responsibly using and maintaining assets and resources
Employees are required to complete online training on a regular basis which includes a review of the Business Conduct and Ethics Code and an acknowledgement that the employee has read and understands the policy. The Company has a Compliance Committee composed of key employees that meet quarterly to assess efforts and processes to ensure compliance with laws and regulations to which the Company is subject.

23

Corporate Governance
Financial Code of Ethics for Senior Officers
The Company’s Financial Code of Ethics for Senior Officers applies to the Chief Executive Officer, Chief Financial Officer, executive officers, principal accounting officer, and other senior accounting and financial officers (“Senior
Officers”). Senior Officers must also comply with the Business Conduct and Ethics Code. Each of these policies are available for review on the Company’s website at www.oilstatesintl.com.
The Board’s Role in Stockholder Engagement
Stockholders or other interested parties may send communications, directly and confidentially, to the Board of Directors, to any committee of the Board of Directors, to non-management directors or to any director in particular by sending an envelope marked “confidential” to such person or persons c/o Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002. Any such correspondence will be forwarded by the Secretary of the Company to the addressee without review by management.
Policies and Procedures with Respect to Related Person Transactions and Conflicts of Interest and Related Person and Party Disclosures
Related Person Transaction Policies and Procedures
Pursuant to our written policy, we review all relationships and transactions in which we and any Company director, executive officer or stockholder holding more than 5% of our common stock, or any immediate family member of any such person, is a participant to determine whether any such person has a direct or indirect material interest. Our Corporate Secretary’s office is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction.
We annually distribute a questionnaire to our executive officers and members of our Board of Directors requesting certain information regarding, among other things, their immediate family members, employment and beneficial ownership interests. This information is then reviewed for materiality and for potential related person transactions.
Additionally, the charter of our Nominating, Governance and Sustainability Committee requires that the members of such committee assess the independence of the non-management directors at least annually, including a requirement that it determine whether or not any such directors have a material relationship with us, either directly or indirectly, as defined therein and as further described above under “Director Independence.” Further, on an annual basis our Board of Directors assesses the independence of the non-management directors.
As required under the rules of the SEC, transactions in which we are a participant and in which a related person has a direct or indirect material interest, to the extent any exist, are disclosed in our Proxy Statement.
All material related person transactions must be reviewed, evaluated or ratified by the Audit Committee of our Board of Directors. Any member of the Audit Committee who is a related person with respect to a transaction is recused from the review of the transaction.
Conflict of Interest Policies and Procedures
Our Business Conduct and Ethics Code prohibits conflicts of interest, except under guidelines approved by the Board of Directors. Under the Business Conduct and Ethics Code, conflicts of interest occur when private, commercial or financial interests interfere in any way, or even appear to interfere, with the interests of our Company. Our prohibition on conflicts of interest under the Business Conduct and Ethics Code includes transactions where a member of a director’s or an employee’s family or household, receives improper personal benefits as a result of the director’s or the employee’s position in the Company. Any waivers of these guidelines must be approved by the Nominating, Governance and Sustainability Committee.
Related Person and Party Disclosure
Ron Hickerson (the brother-in-law of Philip S. Moses, Executive Vice President and Chief Operating Officer of the Company) was employed by a subsidiary of the Company as a Group Vice President during 2023. This individual is employed on an “at will” basis and compensated on the same basis as our other employees of similar function, seniority and responsibility without regard to his relationship with Philip S. Moses. This individual, who doesn't reside with and is not supported financially by Mr. Moses, received compensation for services rendered in the above capacity totaling $413,298 during 2023.

24	2024 Proxy Statement

Corporate Governance
Board Structure and Processes
Board of Directors Leadership
Since the Company’s initial public offering in 2001, the Chair of the Board and Chief Executive Officer roles have been split with the Chair of the Board role being filled by a non-
executive member of the Board of Directors. We believe the separation of these two positions leads to a strong independent leadership structure.
Board and Committee Self-Evaluation
As required by our Corporate Governance Guidelines, our Board of Directors conducts an annual self-evaluation to determine whether it and its committees are functioning effectively. In accordance with its charter, the Nominating, Governance and Sustainability Committee oversees the annual evaluations, solicits comments from all directors and reports annually to the Board of Directors with an assessment of the performance of the Board and its committees. This assessment is then discussed by the full Board of Directors in executive session in its consideration of any appropriate action or response that might strengthen director communications and the overall effectiveness of the Board of Directors and committee meetings.
Executive Sessions of the Board
Our Corporate Governance Guidelines provide that our non-employee directors shall meet separately in executive session at least annually. The director who presides at these sessions is the Chair of the Board, assuming such person is a non-management director. Otherwise, the presiding director will be chosen by a vote of the non-management directors. In addition to the executive sessions of our non-management directors, our independent directors (as defined in the applicable NYSE listing standards) are required to meet in executive session at least annually. In 2023, our independent directors met in executive session four times. Our Chair of the Board,
Mr. Potter, who is an independent director, presided at these sessions.
Committees
Board Composition
The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating, Governance and Sustainability Committee.
Below is a summary of our committee structure and membership information as of March 26, 2024.

	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING, GOVERNANCE AND SUSTAINABILITY COMMITTEE
Denise Castillo-Rhodes	Member
Lawrence R. Dickerson		Chair
Darrell E. Hollek	Member		Chair
Robert L. Potter		Member	Member
Hallie A. Vanderhider	Chair
E. Joseph Wright		Member	Member

Financial Expert

25

Corporate Governance

Audit Committee Chair Ms. Vanderhider Committee Members Ms. Castillo-Rhodes Mr. Hollek Consists of three independent directors Meetings Held in 2023: 5
Primary Responsibilities and Additional Information
•Meets separately with representatives of the Company’s independent registered public accounting firm, the Company’s internal audit personnel and with representatives of senior management.
•Reviews the general scope of audit coverage.
•Evaluates the independence, qualifications, performance and compensation of the independent registered public accounting firm.
•Oversees matters relating to internal control systems and other matters related to accounting and reporting functions.
•Monitors our compliance with legal and regulatory financial requirements, including our compliance with the applicable reporting requirements established by the SEC and the requirements of Audit Committees as established by the NYSE.
•Oversees the monitoring and assessment of the Company's risks related to cybersecurity.
•Oversees certain aspects of our Ethics and Compliance Program relating to financial matters, books and records and accounting and as required by applicable statutes, rules and regulations.
•Reviews and evaluates related party transactions.
The Board of Directors has determined each member of the Audit Committee is independent as defined in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable NYSE listing standards. The Board of Directors has determined that all of the members of the Audit Committee are financially literate and have accounting or related financial management expertise, each as required by the applicable NYSE listing standard. The Board of Directors has also determined that Ms. Castillo-Rhodes and Ms. Vanderhider each qualify as an audit committee financial expert under the applicable rules of the Exchange Act.

The Audit Committee operates under a written charter as amended and restated by the Board of Directors effective May 9, 2023. A copy of the charter is available on our website, www.oilstatesintl.com, by first clicking “Corporate Governance” and then proceeding to the Committee Charters section.

26	2024 Proxy Statement

Corporate Governance

Compensation Committee Chair Mr. Dickerson Committee Members Mr. Potter Mr. Wright Consists of three independent directors Meetings Held in 2023: 4
Primary Responsibilities and Additional Information
•Establishes and sets the compensation of our Chief Executive Officer and the compensation structure for all other Named Executive Officers.
•Administers the Amended and Restated Equity Participation Plan and makes recommendations to the full Board of Directors concerning all service-based stock awards, performance-based stock awards, performance-based cash awards and cash-based awards to employees, including our Named Executive Officers.
•Monitors compensation and employee benefit policies.
•Oversees our disclosures relating to compensation plans, policies and programs, including overseeing the preparation of the Compensation Discussion and Analysis included in this Proxy Statement.
•Acts to retain or terminate any compensation consultant to be used to assist the Compensation Committee in the discharge of its responsibilities.
•Oversees the assessment of risks related to the Company's compensation policies and programs.
•The Compensation Committee may form or delegate some or all of its authority to any one of its members or subcommittees when it deems appropriate, whether or not such delegation is specifically contemplated under any plan or program. In particular, the Compensation Committee may delegate the approval of award grants and other transactions and other responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the Compensation Committee who are (1) “Non-Employee Directors” for the purposes of Rule 16b-3, and/or (2) “outside directors” for the purposes of Section 162(m).
•The Compensation Committee has delegated certain authority to our Chief Executive Officer for the approval of long-term incentive awards to non-officer employees.
•Reviews and assesses the succession plan for the Chief Executive Officer and other members of executive management and reviews such plan with the Board of Directors.
Compensation Committee Interlocks and Insider Participation. During 2023, the Company’s Compensation Committee consisted of Messrs. Dickerson, Potter and Wright, each of whom is an independent, non-employee director. There were no compensation committee interlock relationships nor any insider participation in compensation arrangements for the year ended December 31, 2023.
The Board of Directors has determined each member of the Compensation Committee is a “Non-Employee Director” and independent as defined in Rule 16b-3 promulgated under the Exchange Act and applicable NYSE listing standards, respectively.

The Compensation Committee operates under a written charter as amended and restated by the Board of Directors effective May 9, 2023. A copy of the charter is available on our website, www.oilstatesintl.com, by first clicking “Corporate Governance” and then proceeding to the Committee Charters section.

27

Corporate Governance

Nominating, Governance and Sustainability Committee Chair Mr. Hollek Committee Members Mr. Potter Mr. Wright Consists of three independent directors Meetings Held in 2023: 3
Primary Responsibilities and Additional Information
•Makes proposals to the Board of Directors for candidates to be nominated by the Board of Directors to fill vacancies or for new directorship positions, if any, which may be created from time to time.
•Considers suggestions from any source, particularly from stockholders, regarding possible candidates for director.
•Considers and reviews the following for director nominees: the person’s reputation and integrity; the person’s qualifications as an independent, disinterested, non-employee or outside director; the person’s skills and business, government or other professional experience and acumen, bearing in mind the composition of the Board of Directors and the current state of the Company and the oilfield services and equipment industry generally at the time of determination; the number of other public companies for which the person serves as a director and the availability of the person’s time and commitment to the Company; and the person’s knowledge of a major geographical area in which the Company operates or another area of the Company’s operational environment. The Nominating, Governance and Sustainability Committee also considers the diversity of the Board of Directors, and the optimal enhancement of the current mix of educational backgrounds, business industry experience and knowledge of different geographic markets and oilfield services and products.
•Oversees the Company's trading policies and anti-hedging and pledging policies.
•Oversees the Company's orientation program for new directors and continuing education for existing directors.
•Leads the Board of Directors in its annual review of the performance of the Board of Directors and its committees.
•Develops, reviews and recommends to the Board of Directors any changes to our Corporate Governance Guidelines, bylaws and other applicable governance policies.
•Oversees the Company's significant ESG and sustainability activities and practices.
The Board of Directors has determined each member of the Nominating, Governance and Sustainability Committee is independent as defined in the applicable NYSE listing standards.

The Nominating, Governance and Sustainability Committee operates under a written charter as amended and restated by the Board of Directors effective May 9, 2023. A copy of the charter is available on our website, www.oilstatesintl.com, by first clicking “Corporate Governance” and then proceeding to the Committee Charters section.

To Submit a Candidate Recommendation
To submit a director candidate recommendation to the Nominating, Governance and Sustainability Committee, a stockholder should send a written request to the attention of the Company’s Secretary at Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002. The written request must include the nominee’s name, contact information, biographical information and qualifications, as well as the nominee’s written consent to serve, if elected. The request must also meet the other specific requirements set forth in our bylaws, including providing information regarding the number of shares of common stock beneficially owned by the person or group making the request, the period of time such person or group has owned those shares and the nature of any arrangement or agreement between the stockholder making a nomination and other parties with respect to the nomination. The request must be received by the Company no later than the 120th day prior to the first anniversary of the preceding year’s Annual Meeting, or January 7, 2025, for the 2025 Annual Meeting of Stockholders. These procedures do not preclude a stockholder from making nominations in accordance with the process described below under “Stockholder Proposals and Director Nominations.”

28	2024 Proxy Statement

Corporate Governance
Board and Committee Meetings; Attendance
Number of Meetings in 2023
Each of the directors attended at least 85% of the meetings of the Board of Directors and the committees of the Board of Directors on which they served in 2023.
While we understand that scheduling conflicts may arise, we expect directors to make reasonable efforts to attend the Annual Meeting of Stockholders and all meetings of the Board of Directors and the committees on which they serve. In 2023, each of the directors attended the Annual Meeting of Stockholders.
Director Compensation
We compensate each non-employee director for service on the Board of Directors. The Compensation Committee reviews director compensation on an annual basis.
In February 2023, the Compensation Committee recommended to the Board of Directors, and the Board approved, the current non-employee director fee structure, effective January 1, 2023. Non-employee director compensation (paid quarterly, except for the annual equity award) for 2023 was:

2023 COMPENSATION ELEMENTS	AMOUNT ($)
Annual Retainer	60,000
Attendance Fee for each Board and Committee Meeting	2,000
Chair of the Board Annual Retainer (paid 50% in cash and 50% in fully-vested shares of Company common stock)	100,000
Annual Retainer: Audit Committee Chair Audit Committee Member	20,000 10,000
Annual Retainer: Compensation Committee Chair Compensation Committee Member	15,000 5,000
Annual Retainer: Nominating, Governance and Sustainability Committee Chair Nominating, Governance and Sustainability Committee Member	15,000 5,000
Annual Equity Award (approximate value on date of award)	150,000
As part of the annual review of non-employee director compensation in December 2022, the Compensation Committee reviewed benchmark data regarding director compensation. The benchmark data showed that the directors' pay program was below the median of the peer group. Based on this review, in early 2023, the Compensation Committee recommended, and the Board of Directors approved, changes to the director's compensation program to maintain positioning relative to market benchmarks. The changes included increasing annual retainers for the non-employee Board members and committee chairs as well as increasing the annual equity award value. The last increase in director compensation was in 2012.
To align the non-employee directors’ compensation with the financial interests of our stockholders, a significant portion of their compensation is generally paid in the form of restricted stock or deferred stock unit awards. Newly elected or appointed non-employee directors receive restricted stock awards of the Company’s common stock valued at approximately $150,000 after their initial election or appointment. Non-employee directors generally receive additional restricted stock or deferred stock unit awards valued at approximately $150,000 at each annual meeting of stockholders after which they continue to serve. The non-employee directors’ restricted stock and deferred stock unit awards vest on the earlier of one year from the date of grant or the date of the next Annual Meeting of Stockholders. Upon vesting, the restricted stock is released to the director. If a director elects to defer the issuance of common stock related to the restricted deferred stock unit award to a specified future date, the underlying common stock is not issued to the director until such date.

29

Corporate Governance
Directors will be fully vested in all outstanding restricted stock and deferred stock units in the event of the occurrence of a “Change of Control.”
Non-employee directors are subject to the Company’s stock ownership and retention guidelines pursuant to which they are expected to retain restricted stock or deferred stock unit award shares remaining, after payment of applicable taxes, valued at five times the annual board retainer amount until retirement or until leaving the Board of Directors. Directors are required to achieve their ownership guideline within five years from inclusion in the program and continue to maintain and hold the level of stock ownership as long as they are directors of the Company. All directors were in compliance with the ownership guidelines as of December 31, 2023.
Stock that counts toward satisfaction of the stock ownership and retention guidelines includes:
•Company shares owned outright (i.e. open market purchases) by the director or his or her immediate family members residing in the same household;
•Shares owned indirectly by the director (e.g., by a spouse or other immediate family member or a trust for the benefit of the director or his or her family), whether held individually or jointly; and
•Time-based restricted stock and deferred stock units granted to the director under the Company’s long-term equity incentive plan.
All of our directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors or committees and for other reasonable expenses related to the performance of their duties as directors, including attendance at pertinent continuing education programs and training.
The Company maintains a nonqualified deferred compensation plan (the “Deferred Compensation Plan”) that permits eligible employees and directors to elect to defer all or a part of their cash compensation (base and/or incentives) from the Company until the termination of their status as an employee or director, or in the event of a change of control. Directors who elect to participate in the Deferred Compensation Plan do not receive any matching contributions. Additional details regarding the Deferred Compensation Plan are contained within the sections below titled “Deferred Compensation” and “Nonqualified Deferred Compensation.”
The table below summarizes the compensation paid by the Company to non-employee directors for the year ended December 31, 2023.

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)(2)	TOTAL ($)
Denise Castillo-Rhodes	86,000	150,002	236,002
Lawrence R. Dickerson	89,000	150,002	239,002
Darrell E. Hollek	109,000	150,002	259,002
Robert L. Potter	142,000	200,000	342,000
Christopher T. Seaver(3)	33,000	—	33,000
Hallie A. Vanderhider	98,000	150,002	248,002
E. Joseph Wright	90,000	150,002	240,002
(1)The amounts in the “Stock Awards” column reflect the aggregate grant date fair value of restricted stock and deferred stock units awards granted in 2023 calculated in accordance with FASB ASC Topic 718—Stock Compensation. Please see Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for information regarding the assumptions relied upon for this calculation. These amounts reflect our accounting expense for these awards, and do not necessarily correspond to the actual value that may be realized by the directors.

30	2024 Proxy Statement

Corporate Governance
(2)The grant date fair values of the restricted stock and deferred stock unit awards for the year ended December 31, 2023 were as follows:

NAME	GRANT DATE	STOCK AWARDS #	GRANT DATE FAIR VALUE ($)
Denise Castillo-Rhodes	May 9, 2023	21,708	150,002
Lawrence R. Dickerson	May 9, 2023	21,708	150,002
Darrell E. Hollek	May 9, 2023	21,708	150,002
Robert L. Potter	March 31, 2023(a)	1,501	12,503
	May 9, 2023	21,708	150,002
	June 30, 2023(a)	1,673	12,497
	September 30, 2023(a)	1,493	12,496
	December 31, 2023(a)	1,841	12,500
Hallie A. Vanderhider	May 9, 2023	21,708	150,002
E. Joseph Wright	May 9, 2023	21,708	150,002
(a)Mr. Potter’s stock award total includes $49,996 of the Company’s fully-vested stock issued as part of his fees as Chair of the Board of Directors for 2023.
(3)Mr. Seaver retired from the Board of Directors and Audit Committee effective May 9, 2023 prior to the 2023 Annual Meeting of Stockholders. Accordingly, his compensation was pro-rated.
As of December 31, 2023, the aggregate number of unvested restricted stock and deferred stock unit awards and vested deferred stock unit awards (underlying stock will not be issued until specified future dates) held by non-employee directors were as follows:

NAME	UNVESTED STOCK AND DEFERRED STOCK UNIT AWARDS #	VESTED DEFERRED STOCK UNIT AWARDS #
Denise Castillo-Rhodes	21,708	—
Lawrence R. Dickerson	21,708	19,470
Darrell E. Hollek	21,708	—
Robert L. Potter	21,708	19,470
Hallie A. Vanderhider	21,708	—
E. Joseph Wright	21,708	—

31

ITEM 2:
Advisory Vote on Executive Compensation
The Company is asking that you vote for approval of the compensation of our Named Executive Officers as disclosed in this Proxy Statement.
Section 14A of the Exchange Act requires us to provide an advisory stockholder vote, at least every three years, to approve the compensation of our Named Executive Officers, as such compensation is disclosed pursuant to the disclosure rules of the SEC. In accordance with the vote of the Company's stockholders at the Company's 2023 Annual Meeting of Stockholders regarding the frequency of future advisory votes on the compensation of our Named Executive Officers, the Company currently provides stockholders with this opportunity annually, and plans to continue to do so for the foreseeable future. The next advisory vote regarding the frequency of future advisory votes on the compensation of our Named Executive Officers is expected to occur at the Annual Meeting of Stockholders in 2029. Accordingly, we are providing our stockholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers as disclosed in this Proxy Statement, under “Compensation Discussion and Analysis.”
As discussed in greater detail in the “Compensation Discussion and Analysis,” the Company’s executive compensation programs are designed to:
•Attract, motivate, reward and retain key employees and executive talent required to achieve corporate strategic plans;
•Reinforce the relationship between strong individual performance of executives and business results;
•Align the interests of executives with the long-term interests of stockholders; and
•Provide a compensation program that neither promotes overly conservative actions or excessive risk taking.
Our compensation program is designed to reward executives for long-term strategic management and the enhancement of stockholder value. The Compensation Committee believes this approach closely links the compensation of the Company’s executives to the execution of the Company’s strategy and the accomplishment of Company goals that coincide with stockholder objectives.
For the reasons expressed above, the Compensation Committee and the Board of Directors believe that these compensation policies and practices are aligned with the interests of our stockholders.
We are therefore requesting your non-binding vote on the following resolution:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”
Vote Required
Approval requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. For purposes of the advisory vote on executive compensation, broker non-votes are not counted as votes with respect to the proposal and, therefore, will not affect the outcome of the vote on this proposal, and abstentions will have the same effect as a vote against the proposal.

The Board of Directors recommends a vote “FOR” the adoption, on an advisory basis, of the resolution approving the compensation of our Named Executive Officers.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Exchange Act. The stockholder vote will not be binding on the Company, the Board of Directors or the Compensation Committee, and it will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation
Committee or creating or implying any change to, or additional, fiduciary duties for the Company, the Board of Directors or the Compensation Committee. Nevertheless, the Compensation Committee will consider the outcome of the vote when evaluating the Company’s future compensation practices.

32	2024 Proxy Statement

Compensation Discussion and Analysis
Executive Summary
This Compensation Discussion and Analysis (“CD&A”) summarizes the Company’s 2023 compensation programs, actions and results relative to the Company’s 2023 performance. These outcomes considered the Company's short-term financial and operating achievements measured against plan objectives, cumulative EBITDA performance and stock price performance on a relative basis through the end of 2023. This CD&A provides information about the compensation objectives and policies for our principal executive officer, our principal financial officer and our two other executive officers (collectively our “Named Executive Officers,” named below) during the last completed fiscal year, and is intended to place in perspective the information contained in the executive compensation tables that follow this discussion.
Accomplishments and Priorities
Our 2023 results benefited from significant growth in offshore and international spending – driven by increases in offshore-project activity and backlog conversion. However, our performance (Adjusted EBITDA and cash flow from operations) was tempered by an industry-wide decline in U.S. well completions during 2023 (the U.S. year-end rig count declined 20% from December 2022) – triggered by weaker commodity prices. Despite this unanticipated activity decline, the Oil States team delivered strong results in 2023, albeit below the Company's budget set at the beginning of 2023.

2023 CORPORATE/CONSOLIDATED ACCOMPLISHMENTS(1)

•Grew consolidated revenues by 6% to $782 million
•Generated net income of $13 million, up $23 million from a net loss reported in 2022
•Increased Adjusted EBITDA(1) by 19% to $88 million
•Generated cash flow from operations of $57 million, net of $21 million in growth-driven investments in working capital
•Invested in research and development toward products that support long-term growth and energy transition

•Expanded backlog in our Offshore/Manufactured Products segment by 8% to $333 million, supported by a 1.1x book-to-bill ratio
•Repurchased $7 million of our common stock
•Reduced net debt by $22 million, with net debt to Adjusted EBITDA ratio(1) of 1.0x at year-end
•Consolidated and leveraged existing assets, personnel and infrastructure to support growth, with a full-time headcount increase of only 1%

Increased capital investments by our offshore and international customers, together with internal cost reduction and strict capital discipline measures and other corporate actions, resulted in continued significant improvements in our consolidated results in 2023 as highlighted below.

	Year ended December,
(in millions)	2023	2022	Change

Revenues	$782	$738	$44
Operating income(2)	23	3	20
Adjusted EBITDA(1)	88	74	14
Net income (loss)	13	(10)	23
Cash flow from operations	57	33	24
Capital expenditures	31	20	11
Proceeds from sales of property and equipment	5	6	(1)
Free cash flow(1)	31	18	13

(1)See Appendix A for discussion and reconciliation of non-GAAP financial measures and Cautionary Language Concerning Forward Looking Statements.
(2)Operating income in 2023 included facility consolidation charges of $2.5 million associated with the Offshore/Manufactured Products segment’s ongoing consolidation and relocation of certain manufacturing and service locations, and $0.6 million in patent defense costs.

33

Compensation Discussion and Analysis
Oil States delivered improved results in 2023 through the execution of numerous business priorities which should also benefit future earnings:
•Grew project-related business within our Offshore/Manufactured Products segment – Project-driven revenues totaled $302 million, an increase of 18% from 2022. Overall segment bookings increased 9% to $472 million in 2023, yielding a book-to-bill ratio of 1.1x. Backlog increased 8% year-over-year to $333 million – the highest year-end level since 2015.
•Invested in New Technologies to Support Sustained Growth – With a focus on sustained long-term growth, we invested over $4 million in the development of new product offerings and the expansion of existing technologies to markets outside the traditional energy industry. Reflective of our continued commitment to innovation and sustainable growth, in 2023 we:
◦received our first three orders (totaling $15 million) for our proprietary Managed Pressure Drilling and Riser Gas Handling System;
◦received a $15-plus million contract award for our Merlin™ Deepsea Mineral Riser System;
◦observed growing customer demand for our proprietary Active Seat Gate Valve technology;
◦received two additional Spotlight on New Technology® Awards from the Offshore Technology Conference for our FTLP™ Floating Wind Platform design and our Active Seat Gate Valve; and
◦received the 2023 Gulf Energy Information Excellence Award for Best Production Technology for our Active Seat Gate Valve.
•Enforced Strict Capital and Cost Discipline – Consolidated and leveraged existing assets, personnel and infrastructure to support growth. For example, revenues increased 6%, operating income rose almost seven-fold and Adjusted EBITDA grew 19% from 2022, while full-time headcount increased only 1%.
•Invested in Personnel and Safety – Actively adjusted compensation levels within our workforce to retain and attract qualified individuals, despite suffering lower U.S. activity levels. We were honored with the 2023 National Ocean Industries Association Safety in Seas “Culture of Safety Award” for overall organizational immersion in and commitment to safety.
•Improved Liquidity Position – Generated cash flow from operations of $57 million in 2023, invested $25 million in net capital expenditures, repaid $17 million in principal amount of our 1.5% convertible senior notes at maturity and purchased $7 million of our common stock. Cash on-hand increased to $47 million during 2023 and our net debt was reduced to $89 million. We have no material indebtedness maturing before April 2026.
Summary of Incentive Compensation
The following tables present the payout percentages achieved in 2023 under our Corporate performance-based incentive compensation programs, together with the relevant weightings of the various short- and long-term components. Both annual (or short-term) incentive awards and long-term cash incentive awards, based on three-year relative TSR performance, paid out below target. Long-term stock incentive awards based on three-year cumulative EBITDA paid out in excess of target given the significant improvement in our results achieved following the COVID-19 pandemic.

2023 Corporate Short-term Incentive Award Results

Metric	Metric Weight	Attainment	Payout %	Weighted Payout %
Consolidated Adjusted EBITDA	75%	90%	75%	56%
Consolidated Cash Flow From Operations	25%	97%	92%	23%
Weighted Average Payout				79%

Long-term Incentive Award Results for 2021-2023 Performance Period

Metric	Metric Weight	Attainment	Payout %	Weighted Long-term Payout %
Performance-Based Cash:
Three-year Relative TSR Payout	50%	27th percentile	55%	28%
Performance-Based Stock:
Three-year Cumulative EBITDA Payout	50%	168%	200%	100%
Weighted Average Payout				128%
2024 Executive Compensation Preview
During 2023, the Compensation Committee, the committee’s independent consultant and management reviewed the design of the short- and long-term incentive compensation programs. The purpose of the review was to evaluate program design and determine if the current metrics required adjustment to motivate long-term sustainable performance, better align executive and stockholder interests and reward for performance. No material changes were made to our short-term or long-term incentive metrics for 2024.

34	2024 Proxy Statement

Compensation Discussion and Analysis
Throughout this CD&A, the following individuals are referred to as our Named Executive Officers and are included in the Summary Compensation Table which follows:
•Cindy B. Taylor—President & Chief Executive Officer
•Lloyd A. Hajdik—Executive Vice President, Chief Financial Officer & Treasurer
•Philip S. “Scott” Moses—Executive Vice President and Chief Operating Officer
•Brian E. Taylor—Senior Vice President, Controller and Chief Accounting Officer (no relation to the Company's Chief Executive Officer, Cindy B. Taylor)
The Compensation Committee of the Board of Directors provides overall guidance to the Company’s executive compensation program and administers incentive compensation plans.
The executive compensation program includes three primary elements which are largely performance oriented and, taken together, constitute a balanced method of establishing total compensation for the Company’s executive officers. The three major elements consist of a) base salary, b) annual incentive compensation, and c) long-term incentive awards.
Executive Total Compensation Philosophy
The Company’s philosophy regarding the executive compensation program for our Named Executive Officers and other senior managers has been to design a compensation package that provides competitive base salary levels and compensation incentives that (i) attract and retain individuals of outstanding ability in these key positions, (ii) recognize the performance of the Company relative to the performance of other companies of comparable size, complexity and quality and against budget goals and (iii) support both the short-term and long-term strategic goals of the Company. The Compensation Committee believes this approach closely links the compensation of the Company’s executives to the execution of the Company’s strategy and the accomplishment of Company goals that coincide with stockholder objectives.
Compensation Program Objectives
•Attract, motivate, reward and retain key employees and executive talent required to achieve corporate strategic plans;
•Reinforce the relationship between strong individual performance of executives and business results;
•Align the interests of executives with the long-term interests of stockholders; and
•Design a compensation program that neither promotes overly conservative actions or excessive risk taking.
The compensation program is designed to reward executives for long-term strategic management and the enhancement of stockholder value.
2023 Advisory Vote on Executive Compensation
In 2023, a majority of stockholders expressed their preference for an advisory vote on executive compensation occurring every year, and we have implemented their recommendation.
At our 2023 Annual Meeting of Stockholders, our stockholders expressed their support for the compensation program for our Named Executive Officers. A total of 95% of the votes cast supported our executive compensation policies and practices for our Named Executive Officers at our 2023 Annual Meeting of Stockholders. In reviewing our executive compensation program for the 2023 year, our Compensation Committee considered the results of last year’s advisory vote on executive compensation and feedback from our stockholders in their overall assessment of our programs. The Compensation Committee considered stockholder feedback, changes in roles and responsibilities, peer data and other market conditions when determining the types and amounts of compensation to be paid to Named Executive Officers.
Say-On-Pay Results (“Percentage of Votes For“)

35

Compensation Discussion and Analysis
Compensation Alignment with Stockholders
Demand for most of our products and services depends substantially on the level of capital expenditures invested in the oil and natural gas industry, which has experienced significant variations due to volatility in underlying commodity prices, particularly that of crude oil.
Given that a substantial portion of the total compensation granted to our Named Executive Officers is at risk (83% for our Chief Executive Officer and 72% in aggregate for our other Named Executive Officers in 2023), actual paid values of compensation have also experienced significant variation over the period.
As further discussed above in the section titled “Executive Summary,” our 2023 results benefited from significant growth in offshore and international spending. However, our overall performance was tempered by an industry-wide decline in U.S. well completions in 2023. Please see the section titled “Pay versus Performance” for further discussion and details.
Our Compensation Committee is very sensitive to market conditions and stockholder returns. However, the Compensation Committee also strives to balance that sensitivity to the need to retain qualified executives in a highly cyclical industry so that stockholder returns can be maximized over the longer term.
Compensation Comparisons Relative to Market
The Compensation Committee establishes executive compensation based primarily on a review of the executive’s performance and compensation history while taking into account corporate performance and stockholder returns. In the exercise of its duties, the Compensation Committee periodically evaluates the Company’s executive compensation against that of comparable companies; however, the Compensation Committee does not set percentile goals against comparison data for purposes of determining executive compensation levels. The Compensation Committee considers the market to consist of both the oilfield services industry and geographic markets in which the Company competes for executive talent. Compensation data is periodically obtained for a selected peer group approved by the Compensation Committee (the “peer group”) consisting of energy services companies of comparable size and business complexity.
In selecting comparison companies, the Compensation Committee considered various factors including each company’s participation in the energy services sector as well as annual revenues, assets, enterprise value, market capitalization, business complexity, profitability, returns on equity and assets, the number of divisions/segments, countries in which they operate and total number of employees. The selected peer companies change from time to time to ensure their continued appropriateness for comparative purposes.
The Compensation Committee reviews the compensation programs for comparable positions at similar corporations with which the Company competes for executive talent, and also considers relative internal equity within its executive pay structure. This approach allows the Compensation Committee to respond to changing business conditions and to manage salaries and incentives more evenly over an individual’s career.
In evaluating the peer group and other comparison data for compensation purposes, the Compensation Committee neither bases its decisions on quantitative relative weights of various factors, nor follows mathematical formulas. Rather, the Compensation Committee exercises judgment after considering the factors it deems relevant. The Compensation Committee has engaged Meridian Compensation Partners (the “Consultant”) to, among other things, assess the reasonableness of the peer group of companies used for comparison purposes (more about the Compensation Committee’s relationship with the Consultant is discussed below).

36	2024 Proxy Statement

Compensation Discussion and Analysis
In the review conducted for the Compensation Committee in September 2022, the Consultant recommended a list of 13 publicly traded companies as the peer group for comparison purposes of reviewing 2023 compensation decisions (collectively, the “Peer Group”). The Peer Group for 2023 compensation decisions is comprised of the same 13 companies utilized as the peer group in 2022.
In August 2023, the Compensation Committee approved certain changes to the Company’s peer group for 2024 compensation planning purposes including the removal of Helmerich & Payne, Inc. (due to its larger size and concentrated U.S. operations) and NexTier Oilfield Solutions, Inc. (due to the merger with Patterson-UTI Energy). Additions for 2024 include Diamond Offshore Drilling, Inc. which is a reasonable size comparator with offshore operations and ProPetro Holding Corp., also a reasonable size comparator. The peer groups identified for purposes of both the 2023 and 2024 compensation years are reflected below:

2024 Peer Evaluation by Compensation Committee

2023 PEERS				2024 PEERS

PEER ADDED
AROC	Archrock, Inc.			AROC	Archrock, Inc.
CLB	Core Laboratories N.V.	DO	Diamond Offshore Drilling, Inc.	CLB	Core Laboratories N.V.
DRQ	Dril-Quip, Inc.			DO	Diamond Offshore Drilling, Inc.
XPRO	Expro Group Holdings N.V.			DRQ	Dril-Quip, Inc.
FET	Forum Energy Technologies, Inc.	PUMP	ProPetro Holding Corp.	XPRO	Expro Group Holdings N.V.
HLX	Helix Energy Solutions Group, Inc.			FET	Forum Energy Technologies, Inc.
HP	Helmerich & Payne, Inc.			HLX	Helix Energy Solutions Group, Inc.
NR	Newpark Resources, Inc.			NR	Newpark Resources, Inc.
NEX	NexTier Oilfield Solutions Inc.	PEER REMOVED		OII	Oceaneering International, Inc.
OII	Oceaneering International, Inc.			PUMP	ProPetro Holding Corp.
RES	RPC, Inc.	HP	Helmerich & Payne, Inc.	RES	RPC, Inc.
WTTR	Select Water Solutions, Inc.(1)			WTTR	Select Water Solutions, Inc.(1)
TTI	Tetra Technologies, Inc.	NEX	NexTier Oilfield Solutions, Inc.	TTI	Tetra Technologies, Inc.

(1)Select Energy Services, Inc. was renamed Select Water Solutions, Inc. in May 2023.
Compensation Practices as They Relate to Risk Management
Our compensation policies and practices are designed to provide rewards for short-term and long-term performance, both on an individual basis and at the entity level. In general, optimal financial and operational performance, particularly in a competitive business, requires some degree of risk-taking. Our compensation strategies are designed to encourage Company growth and appropriate risk taking but not to encourage excessive risk taking. We also attempt to design the compensation program for our larger general employee population so that it does not inappropriately incentivize our employees to take unnecessary risks in their day-to-day activities. We recognize, however, that there are trade-offs and that it can be difficult in specific situations to maintain the appropriate balance.
Our compensation arrangements contain certain design elements that are intended to minimize the incentive for taking unwarranted risk to achieve short-term, unsustainable results. Those elements include a maximum amount that can be earned under the annual incentive cash compensation and performance-based stock and cash award programs.
In combination with our risk management practices, we do not believe that risks arising from our compensation policies and practices for our employees, including our Named Executive Officers, are reasonably likely to have a material adverse effect on us.

37

Compensation Discussion and Analysis
Elements of Compensation
In order to further its pay-for-performance goal, the Compensation Committee has determined that it is appropriate to deliver a significant portion of executive compensation in the form of equity based compensation with a large portion of compensation that is “at risk” and tied to corporate performance. The following charts depict elements of the target compensation for the Chief
Executive Officer and, collectively, for the other Named Executive Officers of the Company during 2023. Approximately 83% of the compensation granted to our Chief Executive Officer and 72% granted to our other Named Executive Officers was at risk, demonstrating management’s alignment with stockholder objectives.
2023 Target Compensation Mix

CHIEF EXECUTIVE OFFICER

ALL OTHER NAMED EXECUTIVE OFFICERS
When designing incentives, the Compensation Committee employs selected performance metrics to ensure a strong link between executive compensation and performance. Metrics such as Adjusted EBITDA, cash flow from operations, free cash flow, average liquidity levels and relative stock price performance have been used in the past to align compensation to Company performance.
In terms of 2023 grant date fair value awarded under our long-term incentive program, 25% was awarded in the form of cliff-vesting performance-based stock awards, 25% was awarded in the form of cliff-vesting performance-based cash awards and 50% was awarded in the form of time-based restricted stock awards to our Chief Executive Officer and our other Named Executive Officers (see page 52), with the exception of Mr. B. Taylor, who was awarded 67% in the form of a time-based restricted stock award and 33% in the form of a time-based cash award.
Ms. C. Taylor provides the Compensation Committee with input regarding the performance of other Company executives and makes compensation recommendations with respect to these individuals. In light of market data and analysis and other factors noted above, the Compensation Committee makes an independent judgement with respect to compensation levels for each of Ms. C. Taylor's Named Executive Officers direct reports. Ms. C. Taylor does not provide input or participate in the review or determination of her own compensation. An explanation of the individual pay elements of our executive officer compensation program and the impact of performance on each element is summarized below.

38	2024 Proxy Statement

Compensation Discussion and Analysis
Reported versus Actual Paid Values of Executive Compensation
The Compensation Committee is committed to targeting reasonable and competitive compensation for the Named Executive Officers. Because a significant portion of the Named Executive Officers’ compensation is at risk (72% to 83% for 2023 as shown above), the target values established at the date of award may vary substantially from the values actually paid from year-to-year.
“Reported compensation” is the total compensation that is reported in the Summary Compensation Table of our Proxy Statement which reflects equity awards at grant date values. As further described and detailed under Pay versus Performance beginning on page 62, “actual compensation paid” values presented in the tables below were determined i
n accordance with the requirements of Item 402(v) of Regulation S-K, which requires the Company to make certain adjustments to equity compensation amounts reported in the Summary Compensation Table (including unrealized gains (losses) during the year on unvested equity awards) in an effort to more closely reflect amounts actually earned by the Named Executive Officers.
The following tables summarize "reported compensation" values for our Chief Executive Officer and collective average for the other Named Executive Officers, as compared to "actual compensation paid" values for the years ended December 31, 2020, 2021, 2022 and 2023 (in thousands):
Reported Versus Actual Paid Compensation Values

Chief Executive Officer Compensation	All Other Named Executive Officers Compensation

As discussed above, "compensation actually paid" includes SEC required adjustments for unrealized gains and losses on unvested equity awards during the year. In the case of Ms. C. Taylor, the Company's Chief Executive Officer, the adjustments for unrealized gains (losses) were $(4.4) million, $(0.1) million, $1.6 million and $(1.1) million in 2020, 2021, 2022 and 2023, respectively. In contrast to the amounts presented above for “reported compensation” and “actual compensation paid,” compensation reported on Ms. C. Taylor's Form W-2's for these periods was $2.8 million, $3.2 million, $3.2 million and $4.9 million, respectively.
Base Salary
Base salary is the stationary element of an executive’s direct compensation and is intended to provide a foundation for a competitive overall compensation opportunity for the executive. The Compensation Committee reviews each executive’s base salary annually. Executive officer base salaries are determined after an evaluation that considers the executive’s prior experience and breadth of knowledge in the context of compensation data from peer group companies and other similarly sized companies, the Company’s and the executive’s performance, and any significant changes in the executive’s responsibilities. The Compensation Committee considers all these factors together plus overall industry conditions. In 2023, Mr. Hajdik's and Mr. Moses' base salaries were each increased to $495,000 and Mr. B. Taylor's base salary was increased to $350,200 to maintain positioning relative to market benchmarks. Ms. C. Taylor did not receive a base salary increase in 2023.

39

Compensation Discussion and Analysis

NAMED EXECUTIVE OFFICER	Percent Increase During 2023	END OF YEAR FIVE YEAR BASE SALARY SUMMARY(1)
		2023	2022(2)	2021(3)	2020(3)	2019
Cindy B. Taylor	—%	$ 925,000	$925,000	$850,000	$765,000	$850,000
Lloyd A. Hajdik	3.1%	495,000	480,000	450,000	405,000	450,000
Philip S. Moses	3.1%	495,000	480,000	425,000	360,000	400,000
Brian E. Taylor	3.0%	350,200	340,000	300,500	270,450	300,500
(1)The table above lists salaries in effect at December 31 of each year while the Summary Compensation Table on page 50 reflects actual base salaries earned in 2023, 2022 and 2021.
(2)In 2022, Mr. Moses was appointed to Executive Vice President and Chief Operating Officer and Mr. B. Taylor was appointed to Senior Vice President, Controller and Chief Accounting Officer.
(3)The base salary of each of the Company's Named Executive Officers was reduced by 10% beginning in May 2020 as a result of the COVID-19 disruptions to our industry, but was restored in June 2021. Mr. Moses received an additional 6.3% increase in connection with his assumption of incremental duties.
Short-term Incentives
The Company’s Annual Incentive Compensation Plan (“AICP”) is performance-based and provides executives with direct financial incentives in the form of annual cash bonuses based on the Company's performance. Annual incentive awards are linked to the achievement of pre-determined quantitative performance goals and are designed to place a significant portion of the executive’s total compensation at risk. The purpose of the AICP is to:
•provide focus on the attainment of annual goals that lead to long-term success of the Company;
•provide annual performance-based cash incentive compensation;
•motivate achievement of critical annual financial performance metrics; and
•motivate employees to continually improve Company-wide and business unit performance.
The AICP is based upon metrics set by the Compensation Committee with input from management that it believes are consistent with creating stockholder value. The goals and objectives have been 100% weighted in recent years toward financial objectives for executive officers and goals that management and the Board of Directors believe will drive Company performance and protect its financial health and liquidity.
Under the AICP, an incentive target percentage is established for each executive officer based upon, among other factors, the Compensation Committee’s review of publicly available competitive compensation data for that position, level of responsibility, past performance and ability to impact the Company’s success. Achieving results which exceed a minimum, or threshold, level of performance triggers an AICP payout. Performance at or below the threshold results in no AICP award. Target performance is earned when an executive achieves 100% of their AICP performance objective(s). Overachievement is the performance level at which short-term incentive compensation is maximized. If the performance results fall between the threshold level and the target level, 35-100% of the AICP target amount will be paid out proportionately to the distance such performance results fall between the two levels. If the performance results fall between the target level and the overachievement level, 100-200% of the AICP target amount will be paid out proportionately to the distance such performance results fall between the two levels. The 2023 award opportunities, expressed as a percentage of eligible AICP earnings (i.e. annual base salary), for our Chief Executive Officer and other Named Executive Officers are outlined below:

	THRESHOLD	TARGET(1)	OVERACHIEVEMENT
Cindy B. Taylor	40.25%	115%	230%
Lloyd A. Hajdik	31.5%	90%	180%
Philip S. Moses	31.5%	90%	180%
Brian E. Taylor	17.5%	50%	100%
(1)During 2023, the target percentage for Ms. C. Taylor was increased from 110% to 115% based upon positioning relative to the peer group. The target percentages for Messrs. Hajdik, Moses and B. Taylor were held constant during 2023.
As shown in the table above, the maximum AICP overachievement percentage (payout) is limited to twice the target level percentage which helps mitigate the potential for excessive risk taking. In addition, targets and goals are adjusted upward to incorporate material acquisitions (if any) which also limits excessive risk taking.
The Compensation Committee is responsible for approving the AICP performance objectives based on recommendations made by the Chief Executive Officer.
The Compensation Committee sets performance goals that are measurable and quantifiable.
Performance measures are selected and weighted by management and the Compensation Committee annually to give emphasis to performance criteria that drive Company performance and for which participants have influence.

40	2024 Proxy Statement

Compensation Discussion and Analysis
The Compensation Committee has established “earnings before interest, taxes, depreciation and amortization expense” (“EBITDA”) as a primary corporate financial performance objective for each executive officer in recent years. The EBITDA and other financial objectives are generally set based on the Company's annual operating plan approved by the Board of Directors. Due to reduced liquidity concerns, a consolidated cash flow from operations ("CFFO") metric was introduced to replace the consolidated liquidity metric previously used. For 2023, all Named Executive Officers had 75% of their objective based on consolidated EBITDA and 25% of their objective based upon CFFO. The 2023 EBITDA target was increased 62% above the prior-year target and 29% above 2022 actual results and the 2023 CFFO target was 78% above 2022 actual results, thereby creating stretch goals for management.
At the end of each year, the Compensation Committee reviews the performance results of the Company and the total incentive awards to be paid to each Named Executive Officer based on the level of achievement of the AICP performance objectives. Actual incentive plan payments under the AICP in 2023 were based upon the level of Company achievement of the related quantitative financial goals and objectives. The following tables present the Company’s AICP results for each of our Named Executive Officers, together with relevant weightings of the various components and payouts achieved. The following table presents the 2023 AICP performance objective goals together with the corresponding actual performance achieved.

(IN MILLIONS)	CONSOLIDATED EBITDA(1) (75% WEIGHTING) ($)	CONSOLIDATED CASH FLOW FROM OPERATIONS(2) (25% WEIGHTING) ($)
Threshold	71.6	43.8
Target	95.4	58.4
Maximum	119.3	73.0

Actual Performance	86.0	56.6
Payout Achieved (%)	75%	92%
(1)The consolidated EBITDA target established for 2023 of $95.4 million was approved by the Board of Directors as part of the annual budgeting process (actual adjusted performance in 2023 was $86.0 million). See Exhibit A for discussion and reconciliation of non-GAAP financial measure.
(2)The consolidated cash flow from operations target established for 2023 was approved by the Board of Directors at $58.4 million.

		FINANCIAL OBJECTIVES
		CONSOLIDATED EBITDA		CONSOLIDATED CASH FLOW FROM OPERATIONS
	TARGET INCENTIVE OPPORTUNITY AS % OF BASE SALARY	WEIGHT (%)	PAYOUT RESULT (%)	WEIGHT (%)	PAYOUT RESULT (%)	TOTAL 2023 INCENTIVE PAID AS % OF BASE SALARY	TOTAL 2023 INCENTIVE PAYOUT AS % OF TARGET
Cindy B. Taylor	115%	75	75	25	92	91%	79%
Lloyd A. Hajdik	90%	75	75	25	92	71%	79%
Philip S. Moses	90%	75	75	25	92	71%	79%
Brian E. Taylor	50%	75	75	25	92	39%	79%

	AICP TARGET AWARD ($)	AICP ACTUAL AWARD ($)	% OF BASE SALARY
Cindy B. Taylor	1,063,750	838,860	91%
Lloyd A. Hajdik	442,904	349,268	71%
Philip S. Moses	442,904	349,268	71%
Brian E. Taylor	172,746	136,225	39%

41

Compensation Discussion and Analysis
Long-term Incentives
Equity-Based Incentives—The Company makes certain stock-based awards under its Amended and Restated Equity Participation Plan (the “Equity Participation Plan”) to better align the interests of executive officers with those of stockholders and to provide retention incentives. Specifically, the plan’s purposes are to:
•place a significant percentage of executive compensation at risk;
•enable the Company to obtain and retain the services of executives considered essential to its long-term success by offering them an opportunity to own stock in the Company; and
•provide an additional incentive for executives to further the growth, development and financial success of the Company by personally benefiting through ownership of Company stock and/or rights.
The Equity Participation Plan provides for the grant of any combination of:
•restricted stock awards ("RSA's");
•performance-based awards;
•deferred stock units;
•stock options;
•stock payments or phantom stock awards; and
•dividend equivalents.
The Equity Participation Plan provides for minimum vesting periods of one year for performance-based awards and three years for tenure-based awards, except for a small percentage of the authorized shares available for awards under the Equity Participation Plan. Vesting may occur earlier than the minimum vesting periods with respect to no more than 5% of shares cumulatively authorized under the Equity Participation Plan. Time-based restricted stock awards, which are valued at the NYSE’s closing price of the Company’s common stock on the date of the grant, or the last preceding trading day if the award date is a date when markets are closed (“NYSE Closing Price”) generally vest in equal installments over a three-year period.
In determining appropriate awards, the Compensation Committee annually reviews each executive’s past performance and experience, his or her position and ability to contribute to the future success and growth of the Company, time in the current job, base compensation and competitive market data.
The Compensation Committee also takes into account the risk of losing the executive to other employment opportunities and the value and potential for appreciation in the Company’s stock. The Compensation Committee also takes into consideration that, unlike some peer companies, the Company has no defined benefit retirement plan nor any supplemental executive retirement benefits or similar arrangements. The Compensation Committee believes that the current program of time-based restricted stock awards, and, in certain circumstances, cliff-vesting performance-based stock and cash awards, along with significant vesting requirements, are an effective method of reinforcing the long-term nature of the Company’s business, in creating retention incentives and in reinforcing alignment with stockholder interests.
Higher-level positions will generally have a greater percentage of their total compensation at risk and based on longer-term incentives which are performance-based. The size of long-term incentive grants will vary from year to year and reflect a variety of factors including, among others, competitive market practices, retention priorities, total previous grants, current stock valuation, estimated impact on future earnings, and individual, segment and Company-wide performance. The Compensation Committee determines the award level for Named Executive Officers, if any, on an annual basis (usually at its February meeting).
In 2023, each of the Named Executive Officers received a combination of grants weighted in terms of grant date value, 50% to time-vesting restricted stock awards and 50% to cliff-vesting performance-based awards, except for Mr. B. Taylor who was awarded 67% in the form of a time-vesting restricted stock award and 33% in the form of a time-vesting cash-based award. We believe the inclusion of performance-based awards adds incentive for continued performance, enhances the Company’s ability to attract and retain talented executives in an increasingly competitive marketplace and benefits stockholders. The Compensation Committee weighs the cost to stockholders of these grants against their potential benefit as an incentive, retention and compensation tool.
Stock Awards. Restricted stock awards were made to Ms. C. Taylor and Messrs. Hajdik, Moses and B. Taylor on February 16, 2023 based on the then fair value of $9.11 per restricted share. These awards vest in three equal installments on each annual anniversary of the grant date (so that the awards will be 100% vested on February 16, 2026), provided the Named Executive Officer remains an employee continuously from the date of grant through the applicable vesting date.
There is no program, plan or practice to time the award of restricted stock to Named Executive Officers in coordination with the release of material non-public information. Except in special circumstances, equity grants are made to employees annually at the time of the Board of Directors’ February meeting. Named Executive Officers and directors are expressly prohibited from trading options or any derivative type of contract related to the Company’s stock.
Performance-Based Awards. The performance-based awards represent the right to receive shares of the Company’s common stock or cash in the future, subject to forfeiture conditions and achieving the identified performance objectives. The performance-based stock awards do not entitle their recipient to the right to vote, receive dividends or to any other privileges or rights of a stockholder of the Company until such time as shares of Company common stock are delivered to the recipient following vesting of the awards and achievement of the performance criteria. The vesting of performance-based awards is contingent upon the Named Executive Officer’s continued employment with us through the specified vesting date and our achievement of predefined performance metrics generally covering a three-year measurement period. Depending on the level of performance achieved, our Named Executive Officers may earn between 0% and 200% of the targeted value covered

42	2024 Proxy Statement

Compensation Discussion and Analysis
by the award. Upon the occurrence of certain events, such as a change in control or specified employment termination scenarios, vesting of the performance-based awards (equity and cash) may be accelerated.
The Company utilizes a combination of relative and absolute metrics in the composition of the long-term incentive award value in the form of performance-based awards.
The 2023 performance-based awards were divided into two components: a performance-based stock award based on the achievement of a predefined cumulative adjusted EBITDA (an absolute growth measure), and a performance-based cash award based on Relative Total Stockholder Return ("Relative TSR") compared to our peer group.
Cumulative EBITDA refers to the sum of EBITDA amounts for each of the three calendar years in the performance period. This performance metric is an absolute rather than a relative performance measure.
Relative TSR performance-based awards granted by the Compensation Committee were a cash-based award to more closely correlate the level of benefit granted to recipients to amounts expensed in our financial statements. Potential payouts related to performance-based cash awards based on Relative TSR are capped at target if Relative TSR is negative over the performance period.
The tables below summarize the predefined performance criteria and the shares earned or cash received based on results achieved over the three-year performance period. Performance matrices provide for graduated award levels when the measure achievement falls between the minimum and maximum levels.

Performance-Based Absolute Award Criteria

2021 PERFORMANCE SHARE UNIT GRANTS(1) (JANUARY 1, 2021 TO DECEMBER 31, 2023 PERFORMANCE PERIOD) CUMULATIVE EBITDA PERFORMANCE AWARD AS % OF GRANT VALUE (STOCK-BASED)
≥$143.8 million	Overachievement	200%
$115.0 million	Target	100%
$86.3 million	Entry	50%
<$86.3 million	Non Qualifying	—
(1)The actual level achieved for the 2021 grant was 200%.

2022 PERFORMANCE SHARE UNIT GRANTS(3) (JANUARY 1, 2022 TO DECEMBER 31, 2024 PERFORMANCE PERIOD) CUMULATIVE EBITDA PERFORMANCE AWARD AS % OF GRANT VALUE (STOCK-BASED)
≥$220.9 million	Overachievement	200%
$176.7 million	Target	100%
$132.5 million	Entry	50%
<$132.5 million	Non Qualifying	—
(2)Performance matrix provides for graduated award levels when the cumulative EBITDA achievement falls between $132.5 million and $220.9 million. Actual performance level indicated through the partial performance period ended on December 31, 2023 was 90% of target.

2023 PERFORMANCE SHARE UNIT GRANTS(3) (JANUARY 1, 2023 TO DECEMBER 31, 2025 PERFORMANCE PERIOD) CUMULATIVE EBITDA PERFORMANCE AWARD AS % OF GRANT VALUE (STOCK-BASED)
≥$357.8 million	Overachievement	200%
$286.2 million	Target	100%
$214.7 million	Entry	50%
<$214.7 million	Non Qualifying	—
(3)Performance matrix provides for graduated award levels when the cumulative EBITDA achievement falls between $214.7 million and $357.8 million. Actual performance level indicated through the partial performance period ended on December 31, 2023 was 30% of target.

43

Compensation Discussion and Analysis
Performance-Based Relative Award Criteria

2021(1) , 2022(2) and 2023(3) PERFORMANCE BASED RELATIVE TSR PERFORMANCE AWARD AS % OF GRANT VALUE (CASH-BASED)
75th Percentile	Top	200%
50th Percentile	Middle	100%
25th Percentile	Bottom	50%
<25th Percentile	Non Qualifying	—
(1)The actual level achieved for the 2021 grant was the 27th percentile, with a payout of 55% of grant value.
(2)The 2022 award's performance period is January 1, 2022 to December 31, 2024. Performance matrix provides for graduated award levels when the Relative TSR measure achievement falls between the 25th and 74th percentiles. However, if the Company’s TSR is negative, payout as a percentage of grant value will not exceed 100%.
(3)The 2023 award's performance period is January 1, 2023 to December 31, 2025. Performance matrix provides for graduated award levels when the Relative TSR measure achievement falls between the 25th and 74th percentiles. However, if the Company’s TSR is negative, payout as a percentage of grant value will not exceed 100%.
Long-Term Cash Incentive Award for Mr. B. Taylor. At the time of our 2023 annual grants, Mr. B. Taylor received a cash award in the amount of $150,000 that will vest in three annual installment payments, subject to his continued employment on the applicable payment dates. He could receive accelerated vesting and settlement of the award in the event that a change in control occurs prior to the final payment date. Although we consider this award to be part of his long-term incentive compensation, the amounts paid pursuant to this award will be reported as bonus compensation each year in the Summary Compensation Table as it is earned in accordance with SEC rules.

44	2024 Proxy Statement

Compensation Discussion and Analysis
Chief Executive Officer Long-Term Performance-Based Stock and Cash Awards
The following table summarizes reported values for our Chief Executive Officer as compared to realized values of performance-based long-term stock grants and performance-based cash awards.

	Performance-Based Stock as Percent of Total Long-Term Incentive Grant	Proxy Reported Value of Performance-Based Awards on Date of Grant ($)	Performance Metrics	Performance Level Achieved	Realized Value of Performance-Based Awards on Date of Vest ($)
2019	33%	1,266,670	50% Relative TSR (settled in cash); 50% EBITDA CAGR (settled in stock); three-year cliff vest for both metrics	62% based on Relative TSR; 0% based on EBITDA CAGR	392,666
2020	50%	1,799,995	50% Relative TSR (settled in cash); 50% EBITDA CAGR (settled in stock); three-year cliff vest for both metrics	0% based on Relative TSR; 0% based on EBITDA CAGR	0
2021	50%	1,799,997	50% Relative TSR (settled in cash); 50% Cumulative EBITDA (settled in stock); three-year cliff vest for both metrics	55% based on Relative TSR; 200% based on Cumulative EBITDA	2,221,633
2022	50%	1,799,997	50% Relative TSR (settled in cash); 50% Cumulative EBITDA (settled in stock); three-year cliff vest for both metrics	Performance period in progress
2023	50%	1,800,004	50% Relative TSR (settled in cash); 50% Cumulative EBITDA (settled in stock); three-year cliff vest for both metrics	Performance period in progress
Status of Chief Executive Officer Performance-Based Awards Outstanding at December 31, 2023

	Metric	Achievement Level Through 12/31/2023	Reported Value on Date of Grant ($)	Realized Value at Vesting Date ($)
2021 Performance Awards Performance Period 1/1/2021- 12/31/2023	Relative TSR	55%	900,000	495,000
	Cumulative EBITDA	200%	899,997	1,726,633
2022 Performance Awards Performance Period 1/1/2022 - 12/31/2024	Relative TSR	67%	900,000	Performance period in progress
	Cumulative EBITDA	90% of target in year two of performance period	899,997	Performance period in progress
2023 Performance Awards Performance Period 1/1/2023 - 12/31/2025	Relative TSR	133%	900,000	Performance period in progress
	Cumulative EBITDA	30% of target in year one of performance period	900,004	Performance period in progress

45

Compensation Discussion and Analysis
Benefits
Employee benefits are designed to be broad based, competitive and to attract and retain employees. From time to time the Compensation Committee reviews plan updates and recommends that the Company implement certain changes to existing plans or adopt new benefit plans.
Health and Welfare Benefits
The Company offers a standard range of health and welfare benefits to all employees including executives. These benefits include: medical, prescription drug, vision and dental coverages, life insurance, accidental death and dismemberment insurance, short and long-term disability insurance, paid parental leave, flexible spending accounts, employee assistance, business travel accident insurance and 529 college savings plans. Named Executive Officers make the same contributions for the same type of coverage and receive the same level of benefit as any other employee for each form of coverage/benefit.
Retirement Plans
The Company does not offer a defined benefit retirement plan. The Company does offer a defined contribution 401(k) retirement plan to substantially all of its U.S. employees. During 2023, the Company matching contributions under the 401(k) retirement plan were: 100% match of the first 4% employee contribution and 50% match on the next 2% employee contribution.
Deferred Compensation Plan
The Company maintains a nonqualified deferred compensation plan (the “Deferred Compensation Plan”) that permits eligible employees and directors to elect to defer all or a part of their cash compensation (base and/or incentives) from the Company until the termination of their status as an employee or director or in the event of a change of control. Employees, including our Named Executive Officers, that participate in the Deferred Compensation Plan do not receive any additional compensation other than the employer match (as discussed above) on compensation deferred equivalent to what would have been matched in the Company’s 401(k) plan, absent certain IRS limitations. A deferral election may provide for deferring different forms or levels of compensation (base salary and/or incentive compensation) during the year. Directors who elect to participate in the Deferred Compensation Plan do not receive any matching contributions. Additional details regarding the Deferred Compensation Plan are contained within the section below titled “Nonqualified Deferred Compensation.”
Other Perquisites and Personal Benefits
The Company does not generally offer any perquisites or other personal benefits to our Named Executive Officers with an aggregate value over $10,000. Some Named Executive Officers do have Company paid club memberships, which are used for both personal and business purposes.
Compensation Consultant
In 2023, the Compensation Committee engaged Meridian Compensation Partners (the “Consultant”) to: (i) review the peer group of companies used for comparison purposes in the preceding year and assess the peer group’s continued validity; (ii) conduct a review of the competitiveness of our total direct compensation of the Named Executive Officers, relative to data disclosed in proxy statements and other filings with the SEC by the peer group of companies and survey data; (iii) conduct a pay-for-performance analysis to assess the alignment of Chief Executive Officer pay and the Company performance and the peer group of companies identified; (iv) assess compensation for non-employee directors relative to compensation programs of a peer group of companies; (v) assist in assessment of potential excise taxes pursuant to Section 4999 of the Code, assuming a change of control occurred on December 31, 2023; and (vi) assist the Compensation Committee in the performance of its duties. The decision to engage the Consultant and the approval of its compensation and other terms of engagement were made by the Compensation Committee without reliance on any recommendation of management. The Consultant’s engagement was limited to executive compensation and non-employee director projects requested by the Compensation Committee, and no other services were provided to the Company or management. The Compensation Committee considered this and other factors in its recent assessment of the independence of the Consultant and concluded that the Consultant’s work for the Compensation Committee does not raise any conflict of interest. Fees paid to the Consultant in 2023 did not exceed $95,000.

46	2024 Proxy Statement

Compensation Discussion and Analysis
Executive Compensation Policies
The following provides a summary of some of our executive compensation practices and policies.

What We Do	What We Don’t Do

   100% independent Compensation Committee
   Performance-based compensation
   Balance of short- and long-term incentives
   Challenging stock ownership guidelines
   Consider peer group reports when    establishing compensation
   Risk assessment
   Incentive recoupment policy for named    executive officers
   Incentive clawback policy

    NO hedging of our stock
    NO pledging of our stock
NO employment agreements with NEOs
    NO excise tax gross-ups in post-2009 agreements
    NO excessive perquisites
    NO guaranteed bonuses
    NO repricing of underwater options

•Securities Trading Policy—The Company prohibits directors, officers and employees from trading the Company’s securities on the basis of material, non-public information or “tipping” others who may so trade on such information. In addition, the policy prohibits certain officers, directors, and related persons from trading in the Company’s securities without obtaining prior approval from the Company’s Chief Executive Officer, Chief Financial Officer or Corporate Secretary. Executive officers and directors are expressly prohibited from trading options or any derivative type of contract related to the Company’s stock.
•Anti-Hedging/Anti-Pledging—Directors and officers are prohibited from (i) purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the Company’s stock, including prepaid variable forward contracts, equity swaps, collars and exchange funds; (ii) engaging in short sales related to the Company’s common stock; (iii) placing standing orders; (iv) holding Company stock in margin accounts; and (v) pledging Company securities as collateral for a loan. See the Corporate Governance section for a more detailed discussion of our anti-hedging policy.
•Executive Stock Ownership and Retention Guidelines—The Compensation Committee has adopted Executive Stock Ownership and Retention Guidelines to further align the interests of executives with the interests of stockholders and further promote the Company’s commitment to sound corporate governance. The Compensation Committee may, from time to time, reevaluate and revise participants’ guidelines to incorporate pay changes or other events.
•Incentive Recoupment Policy for Named Executive Officers — Effective October 2, 2023, the Company’s Board of Directors adopted an incentive-based compensation recoupment policy (the “Recoupment Policy”) covering its Named Executive Officers responsive to SEC required changes in NYSE listing standards. The policy provides the Company with the ability to seek recoupment of any erroneously awarded performance-based compensation received by a Named Executive Officer on or after October 2, 2023 if the Company is required to restate its financial statements due to a material misstatement. For periods prior to October 2, 2023, our Named Executive Officers were subject to the Company’s incentive compensation clawback policy discussed below.
•Incentive Compensation Clawback Policy—The Company's incentive compensation clawback policy provides the Company with the ability, in appropriate circumstances, to seek restitution of any performance-based compensation received by an employee (including Named Executive Officers) as a result of such employee’s fraud or misconduct, resulting in a material misstatement contained in the Company’s financial statements, which results in a restatement of these financial statements. In October 2023, we adopted a new incentive compensation clawback policy to comply with new clawback laws (described above); therefore, our original policy was amended and restated to apply more generally to our employee population that may receive incentive compensation awards. However, with respect to any officer covered by the new Recoupment Policy described above, to the extent that the Recoupment Policy and our original policy conflict or potentially cover the same event, we will apply the terms of the Recoupment Policy.
•Repricing Stock Options—The Company’s practice is to price awards at the market price on the date of award. The Company’s Equity Participation Plan prohibits any repricing of options without our stockholders’ approval.
The stock ownership guidelines for the senior executives are as follows:

POSITION	MULTIPLE OF SALARY
Chief Executive Officer	5X
Executive Officers (Section 16)	2X

47

Compensation Discussion and Analysis
Stock that counts toward satisfaction of the stock ownership guidelines includes:
•Company shares owned outright (i.e. open market purchases) by the executive or his or her immediate family members residing in the same household;
•Shares owned indirectly by the executive officer (e.g., by a spouse or other immediate family member or a trust for the benefit of the executive officer or his or her family), whether held individually or jointly;
•Time-based restricted shares granted to the executive officer under the Company’s long-term equity incentive plan;
•Shares represented by amounts invested in the executive officer’s account under the Company’s 401(k) plan; and
•Shares held on behalf of the executive officer that are deemed invested in shares under the Company’s Deferred Compensation Plan.
Covered executives are required to achieve their stock ownership guideline within five years from inclusion in the program and continue to maintain and hold the level of stock ownership as long as they are executive officers of the Company. All covered executives were in compliance with the Executive Stock Ownership and Retention Guidelines as of December 31, 2023.
Executive and Change of Control Agreements
The Company maintains Executive Agreements with its Named Executive Officers. The Executive Agreements are not considered employment agreements and the applicable executives are employed “at will” by the Company. The individual agreements provide protection in the event of a qualified termination, which is generally defined as an (i) involuntary termination of the executive officer by the Company other than for “Cause” or (ii) either an involuntary termination other than for “Cause” or a voluntary termination by the executive for “Good Reason,” in each case, during a specified period of time after a corporate “Change of Control” (as defined in each Executive Agreement) of the Company. Executives who resign voluntarily without Good Reason under either arrangement do not trigger any payments.
The Change of Control provision in the Executive Agreements is intended to encourage continued employment by the Company of its executive officers and to allow such executive to be in a position to provide assessment and advice to the Board of Directors regarding any proposed Change of Control without concern that such executive might be unduly distracted by the uncertainties and risks created by a proposed Change of Control. An Executive Agreement entered into previously with Ms. C. Taylor entitles her to be made whole for any excise taxes incurred with respect to severance payments that are in excess of the limits set forth under the Internal Revenue Code. The Company discontinued the practice of providing tax gross-ups in its Executive Agreements in 2010, and accordingly, the Executive Agreements entered into with Messrs. Hajdik, Moses and Taylor do not contain excise tax gross up protection.
The Executive Agreements have a term of three years and are extended automatically for one additional day on a daily basis, unless notice of non-extension is given by the Board of Directors of the Company, in which case the Executive Agreement will terminate on the third anniversary of the date notice is given. See “Potential Payments Under Termination or Change of Control” in this Proxy Statement for additional disclosures regarding the Executive Agreements.

48	2024 Proxy Statement

Compensation Discussion and Analysis
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis filed in this document. The Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2023.
The Compensation Committee:
Lawrence R. Dickerson, Chair
Robert L. Potter
E. Joseph Wright
February 15, 2024

49

Compensation Discussion and Analysis
Summary Compensation Table
The table below summarizes the total compensation paid or earned by our Named Executive Officers for each fiscal year in the three year period ended December 31, 2023.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)	STOCK AWARDS ($)(2)	BONUS AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)(4)	TOTAL ($)
Cindy B. Taylor President & Chief Executive Officer	2023	925,000	2,700,004	—	1,333,860	167,657	5,126,521
	2022	884,904	2,699,998	—	1,946,788	52,560	5,584,250
	2021	810,769	2,699,999	—	1,236,575	13,710	4,761,053
Lloyd A. Hajdik Executive Vice President, Chief Financial Officer & Treasurer	2023	492,115	937,501	—	521,143	66,559	2,017,318
	2022	466,154	937,499	—	839,077	15,822	2,258,552
	2021	429,231	937,501	—	479,928	—	1,846,660
Philip S. Moses Executive Vice President and Chief Operating Officer	2023	492,115	937,501	—	521,143	72,218	2,022,977
	2022	454,616	937,499	—	818,308	8,621	2,219,044
	2021	395,000	937,501	—	433,349	—	1,765,850
Brian E. Taylor Senior Vice President, Controller & Chief Accounting Officer	2023	345,492	300,001	—	256,225	28,079	929,797
	2022	321,769	300,001	—	391,769	6,435	1,019,974
	2021	286,631	90,000	—	122,051	—	498,682
(1)Beginning in May 2020, in response to the market disruptions caused by the COVID-19 pandemic, the base salaries of all our Name Executive Officers were reduced by 10%. These pay reductions were restored on June 7, 2021, therefore amounts for 2021 reflect a combination of reduced and regular salary payments.
(2)These columns represent the dollar amounts for the years shown of the aggregate grant date fair value of restricted stock awards and performance-based stock awards, as applicable, granted in those years computed in accordance with FASB ASC Topic 718—Stock Compensation. Values actually earned can vary greatly from reported amounts depending upon movements in the stock price during the vesting period. Generally, the aggregate grant date fair value is the aggregate amount that the Company expects to expense in its financial statements over the award’s vesting schedule (generally three years) and, for performance-based stock awards, is based upon the probable outcome of the applicable performance conditions. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts reflect the Company’s estimated accounting expense for these awards and options, and do not necessarily correspond to the actual value that may be recognized by our Named Executive Officers. See Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for additional detail regarding assumptions underlying the value of these awards. The performance-based stock awards can potentially achieve a maximum number of shares equal to 200% of the target level of shares, depending on the Company’s performance. The target number of shares (100% of target levels) and the corresponding grant date fair value of the performance-based stock awards is reflected in this table and in the Grants of Plan-Based Awards table for 2023 below. The maximum fair value of performance-based stock awards granted in 2023 (rather than the probable value for accounting purposes reflected in the table above) was $1,800,008 for Ms. C. Taylor, $625,001 for each of Mr. Hajdik and Mr. Moses.
(3)Amounts of “Non-Equity Incentive Plan Compensation” paid to each applicable Named Executive Officer were made pursuant to the Company’s Annual Incentive Compensation Plan. For a description of this plan please see “Compensation Discussion and Analysis—Elements of Compensation—Short–Term Incentives.” This column also includes amounts earned related to long-term, time-based cash award granted to Mr. B. Taylor and the 2021 performance-based cash awards based on Relative TSR, which achieved a payout level 55% of target performance. Due to SEC reporting rules, the cash-based awards granted in 2022 and 2023 will not be reported in the Summary Compensation Table until 2025 and 2026 respectively, after the performance period for those awards has ended (assuming the performance criteria is achieved). A summary of “Non-Equity Incentive Plan Compensation” included the following for each Named Executive Officer:

	2023 AICP ($)	2021 PERFORMANCE- BASED CASH AWARDS ($)	LONG-TERM TIME-BASED CASH AWARDS ($)	TOTAL ($)
Cindy B. Taylor	838,860	495,000	—	1,333,860
Lloyd A. Hajdik	349,268	171,875	—	521,143
Philip S. Moses	349,268	171,875	—	521,143
Brian E. Taylor(a)	136,225	—	120,000	256,225
(a)Mr. B. Taylor did not participate in the 2021 performance-based cash awards.

50	2024 Proxy Statement

Compensation Discussion and Analysis
(4)The 2023 amount shown in “All Other Compensation” column reflects the following for each Named Executive Officer:

	401 (K) PLAN MATCH ($)(a)	DEFERRED COMPENSATION PLAN MATCH ($)(a)	OTHER ($)	TOTAL ($)
Cindy B. Taylor(b)	9,314	134,276	24,067	167,657
Lloyd A. Hajdik	8,232	58,327	—	66,559
Philip S. Moses	8,400	63,818	—	72,218
Brian E. Taylor	4,512	23,567	—	28,079
(a)Represents the matching contributions and adjustments made by the Company to each of our Named Executive Officers pursuant to the 401(k) Retirement Plan and the Deferred Compensation Plan as more fully described in “Nonqualified Deferred Compensation,” included herein. Beginning in April 2020, Company matching contributions were suspended due to extreme negative impacts arising from the COVID-19 pandemic. On January 1, 2022, once the Company's financial health was restored, Company matching contribution were partially restored (50% match on the first 4% employee contribution) and on January 1, 2023, Company matching contributions were fully restored (100% match on the first 4% employee contribution and 50% match on the next 2% employee contribution).
(b)The amount shown in the “Other” column in the table above include club membership dues provided for Ms. C. Taylor.

51

Compensation Discussion and Analysis
Grants of Plan-Based Awards
The following table provides information about equity and non-equity awards granted to our Named Executive Officers in 2023, including the following: (1) the grant date; (2) the estimated possible payouts under the non-equity incentive plan, which is discussed in “Compensation Discussion and Analysis—Elements of Compensation—Short-term Incentives and —Long-term Incentives”, included herein; (3) the number of performance-based awards pursuant to the Company’s Equity Participation Plan; (4) the number of restricted stock awards pursuant to the Company’s Equity Participation Plan; and (5) the fair value of each equity award computed in accordance with FASB ASC Topic 718—Stock Compensation as of the grant date.

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(4)	GRANT DATE FAIR VALUE OF STOCK AWARDS ($)(5)
NAME	PLAN	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Cindy B. Taylor	AICP(1)		372,313	1,063,750	2,127,500
	Performance Cash Award(2)	2/16/2023	450,000	900,000	1,800,000
	Equity Participation Plan (Performance Stock Unit)(3)	2/16/2023				49,397	98,793	197,586		900,004
	Equity Participation Plan (Restricted Stock)	2/16/2023							197,585	1,799,999
Lloyd A. Hajdik	AICP(1)		155,925	445,500	891,000
	Performance Cash Award(2)	2/16/2023	156,250	312,500	625,000
	Equity Participation Plan (Performance Stock Unit)(3)	2/16/2023				17,152	34,303	68,606		312,500
	Equity Participation Plan (Restricted Stock)	2/16/2023							68,606	625,001

52	2024 Proxy Statement

Compensation Discussion and Analysis

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(4)	GRANT DATE FAIR VALUE OF STOCK AWARDS ($)(5)
NAME	PLAN	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Philip S. Moses	AICP(1)		155,925	445,500	891,000
	Performance Cash Award(2)	2/16/2023	156,250	312,500	625,000
	Equity Participation Plan (Performance Stock Unit)(3)	2/16/2023				17,152	34,303	68,606		312,500
	Equity Participation Plan (Restricted Stock)	2/16/2023							68,606	625,001
Brian E. Taylor	AICP(1)		61,285	175,100	350,200
	Equity Participation Plan (Restricted Stock)	2/16/2023							32,931	300,001
(1)The amounts shown in the column “Target” reflect the target level of bonus payable under the Company’s AICP (see discussion in “Compensation Discussion and Analysis—Elements of Compensation—Short–term Incentives,” included herein) which is based on an executive’s base salary paid during the year multiplied by the executive’s bonus percentage. The base salary used in this table is the base salary in effect as of December 31, 2023; however, actual awards are calculated based on a participant’s eligible AICP earnings paid in the year. The amount shown in the “Maximum” column represents 200% of the target amount. Performance results at or below the threshold level percentage of performance targets established under the AICP will result in no payments being made under the AICP. The threshold level percentage was set at 75% of target in 2023 for our Named Executive Officers. If the performance results fall between the threshold level and the target level, 35 – 100% of the target level bonus will be paid out proportionately to the distance such performance results fall between the two levels. If the performance results fall between the target level and the maximum level, 100 – 200% of the target level bonus will be paid out proportionately to the distance such performance results fall between the two levels.
(2)The amounts shown under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” include cash-based performance awards as described as “Elements of Compensation – Long-term Incentives” included herein. Target level cash-based performance awards granted in 2023 are based on Relative TSR. If the Relative TSR performance is below the 25th percentile, 100% of the cash-based performance awards will be forfeited. If the performance is between the 25th and the 75th percentiles, 50% up to 167% of the cash-based performance awards will payout. If the performance is greater than or equal to 75th percentile, the cash-based performance awards payout is 200%. However, if the Company’s Relative TSR is negative, payout as a percentage of grant value will not exceed 100%. Due to SEC reporting rules, the cash-based performance awards will not be reported in the Summary Compensation Table until the 2026 Proxy Statement after the performance period has ended (assuming the performance criteria is achieved).
(3)The amounts shown under “Estimated Future Payouts Under Equity Incentive Plan” include performance-based stock awards (reflected in shares) as described as “Elements of Compensation – Long-term Incentives” included herein. Target level performance of awards granted in 2023 is based on Cumulative EBITDA. If the Cumulative EBITDA performance is less than $214.7 million, 100% of the performance-based awards will be forfeited. If the performance is between $214.7 million and $286.2 million, up to 100% of the performance-based awards vest. If the performance is between $286.2 million and $357.8 million, the performance awards vest between 100% and 200%. If the performance is greater than or equal to $357.8 million, the performance awards vest at 200%.
(4)The amounts shown in “All Other Stock Awards” column reflect the number of restricted stock awards granted in 2023 pursuant to the Company’s Equity Participation Plan. These awards carry a three-year vesting requirement to be fully earned.
(5)This column shows the full grant date fair value of restricted stock awards and performance-based stock awards computed under FASB ASC Topic 718—Stock Compensation which were granted to our Named Executive Officers during 2023. Generally, the full grant date fair value is the amount that the Company would expense in its financial statements over the award vesting schedule and, for performance-based stock awards, is based upon the probable outcome of the applicable performance conditions. The target number of shares (100% of target levels) and the corresponding grant date fair value of that level of payout is reflected in this table and in the Summary Compensation table for 2023 awards above. The maximum fair value of the performance-based stock awards granted in 2023 was $1,800,008 for Ms. C. Taylor, $625,001 for each of Mr. Hajdik and Mr. Moses.
While not considered employment agreements, each of our Named Executive Officers is party to an Executive Agreement. For a description of these agreements, please see “Compensation Discussion and Analysis—Executive and Change of Control Agreements.” The compensation amounts described in the preceding table were determined as described under "Compensation Discussion and Analysis—Elements of Compensation.” The material terms of the awards reported in the Grants of Plan-Based Awards Table below are described in the “Compensation Discussion and Analysis—Elements of Compensation—Short–term Incentives” and “—Long-term Incentives.”

53

Compensation Discussion and Analysis
Outstanding Equity Awards at 2023 Fiscal Year End
The following table provides information on the holdings of stock options and stock awards by our Named Executive Officers as of December 31, 2023. This table includes outstanding and exercisable option awards and unvested stock awards, including restricted stock awards and performance-based stock awards. Each equity grant is shown separately for each Named Executive Officer. The vesting schedule for each grant is provided in this table, based on the option or stock award grant date or other factors, as discussed. Accelerated vesting provisions applicable to the outstanding awards are described below under “—Potential Payments Upon Termination or Change in Control.” The market value of the stock awards is based on the closing market price of the Company’s common stock as of December 29, 2023 (the last day of trading in 2023), which was $6.79. In accordance with disclosure requirements, performance-based stock awards have been presented in the table below assuming that the performance period ended on December 31, 2023 and that the performance level achievement would have been at overachievement (200%) for the 2021 awards (actual results achieved), target (100%) for the 2022 awards and entry (50%) for the 2023 awards. For additional information about these awards, see the description of equity incentive compensation in “Compensation Discussion and Analysis Elements of Compensation—Long–term Incentives,” included herein.

NAME OF EXECUTIVE	GRANT DATE	AWARD TYPE	NUMBER OUTSTANDING	PORTION EXERCISABLE	EXERCISE PRICE	EXPIRATION DATE	MARKET VALUE	VESTING SCHEDULE
Cindy B. Taylor	2/19/2014	Options	17,158	17,158	58.54	2/19/2024	$—
	2/18/2015	Options	46,500	46,500	42.29	2/18/2025	—
	2/17/2021	Restricted Stock	87,336				593,011	100% in 2024
	2/17/2021	Performance Stock Unit	262,008				1,779,034	100% on December 31, 2023, subject to performance(1)
	2/16/2022	Restricted Stock	183,767				1,247,778	50% in each of 2024 and 2025
	2/16/2022	Performance Stock Unit	137,825				935,832	100% on December 31, 2024, subject to performance(2)
	2/16/2023	Restricted Stock	197,585				1,341,602	33% in each of 2024, 2025 and 2026
	2/16/2023	Performance Stock Unit	49,397				335,406	100% on December 31, 2025, subject to performance(3)
Total			981,576	63,658			$6,232,663

54	2024 Proxy Statement

Compensation Discussion and Analysis

NAME OF EXECUTIVE	GRANT DATE	AWARD TYPE	NUMBER OUTSTANDING	PORTION EXERCISABLE	EXERCISE PRICE	EXPIRATION DATE	MARKET VALUE	VESTING SCHEDULE
Lloyd A. Hajdik	2/19/2014	Options	5,662	5,662	$58.54	2/19/2024	$—
	2/18/2015	Options	15,230	15,230	42.29	2/18/2025	—
	2/17/2021	Restricted Stock	30,325				205,907	100% in 2024
	2/17/2021	Performance Stock Unit	90,976				617,727	100% on December 31, 2023, subject to performance(1)
	2/16/2022	Restricted Stock	63,808				433,256	50% in each of 2024 and 2025
	2/16/2022	Performance Stock Unit	47,856				324,942	100% on December 31, 2024, subject to performance(2)
	2/16/2023	Restricted Stock	68,606				465,835	33% in each of 2024, 2025 and 2026
	2/16/2023	Performance Stock Unit	17,152				116,462	100% on December 31, 2025, subject to performance(3)
Total			339,615	20,892			$2,164,129
Philip S. Moses	2/19/2014	Options	4,461	4,461	58.54	2/19/2024	$—
	2/18/2015	Options	11,135	11,135	42.29	2/18/2025	—
	2/17/2021	Restricted Stock	30,325				205,907	100% in 2024
	2/17/2021	Performance Stock Unit	90,976				617,727	100% on December 31, 2023, subject to performance(1)
	2/16/2022	Restricted Stock	63,808				433,256	50% in each of 2024 and 2025
	2/16/2022	Performance Stock Unit	47,856				324,942	100% on December 31, 2024, subject to performance(2)
	2/16/2023	Restricted Stock	68,606				465,835	33% in each of 2024, 2025 and 2026
	2/16/2023	Performance Stock Unit	17,152				116,462	100% on December 31, 2025, subject to performance(3)
Total			334,319	15,596			$2,164,129
Brian E. Taylor	6/1/2021	Restricted Stock	4,431				$30,086	100% in 2024
	2/16/2022	Restricted Stock	30,628				207,964	50% in each of 2024 and 2025
	2/16/2023	Restricted Stock	32,931				223,601	33% in each of 2024, 2025 and 2026
Total			67,990				$461,651
(1)Performance-based stock award reported at actual level of performance achieved as approved by the Compensation Committee on January 4, 2024. Given the fact that the Compensation Committee does not certify performance for these awards until the year following the year in which the performance period ends, the awards are still deemed "outstanding" for purposes of this table as of December 31, 2023.
(2)Performance-based stock award reported at target level (100%). Actual performance level indicated through the partial performance period ended on December 31, 2023 was 90% of target.
(3)Performance-based stock award reported at entry level (50%). Actual performance level indicated through the partial performance period ended on December 31, 2023 was 30% of target.

55

Compensation Discussion and Analysis
Stock Vested
The following table provides information for our Named Executive Officers on the number of shares acquired upon the vesting of stock awards and the value realized during 2023, in each case before payment of any applicable taxes.

	STOCK AWARDS(1)
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	PRE-TAX VALUE REALIZED ON VESTING ($)
Cindy B. Taylor	233,031	2,213,246
Lloyd A. Hajdik	80,913	768,483
Philip S. Moses	80,166	761,200
Brian E. Taylor	29,461	263,530
(1)Reflects shares received pursuant to restricted stock awards under the Equity Participation Plan for grants made in 2020 through 2022 to each Named Executive Officer. The value realized upon vesting of these awards represents the aggregate dollar amount realized by the Named Executive Officer upon vesting computed by multiplying the number of shares of stock by the closing price of the underlying shares on the applicable vesting date.

56	2024 Proxy Statement

Compensation Discussion and Analysis
Nonqualified Deferred Compensation
Deferred Compensation Plan
The Company maintains the Deferred Compensation Plan, which is a nonqualified deferred compensation plan for U.S. citizens that permits our directors and eligible employees to elect to defer all or a part of their cash compensation (for employees, base salary and/or incentive pay) from us until the termination of their status as a director or employee or a change of control.
Employees that participate in the Deferred Compensation Plan do not receive any additional compensation other than the employer match on compensation deferred equivalent to what would have been matched in the Company’s 401(k) plan, absent certain IRS limitations. A deferral election may provide for deferring different forms or levels of compensation (base salary and/or incentive compensation) during the year. Participating employees are eligible to receive from the Company a matching deferral under the Deferred Compensation Plan that is intended to compensate them for contributions they could not receive from the Company under the 401(k) plan due to the various limits imposed on 401(k) plans by U.S. federal income tax laws. Directors who elect to participate in the Deferred Compensation Plan do not receive any matching contributions.
Participants in the Deferred Compensation Plan are able to invest contributions made to the Deferred Compensation
Plan in investment funds approved by a Retirement Plan Compensation Committee, which also mirror the 401(k) plan investment funds. The Company percentage match on employee contributions vests in the same manner as in the Company’s 401(k) plan. Since the investment choices under the Deferred Compensation Plan are identical to the choices available under our 401(k) Plan, no above market or preferential earnings are provided under the Deferred Compensation Plan. As such, no earnings or losses on Deferred Compensation Plan amounts are reported in the Summary Compensation table.
Generally, each participant in the Deferred Compensation Plan will receive (i) a lump sum distribution or installment payments (at the participant’s election) upon termination of the participant’s service with the Company and its affiliates or (ii) a lump sum distribution upon a change of control (as defined in the Equity Participation Plan). For “Key Employees,” as defined in IRS regulations, distributions of deferrals made after 2004 due to the Key Employee’s “separation from service” will generally be delayed at least six months.
Detailed below is a summary of activity in the Deferred Compensation Plan for each Named Executive Officer.

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($)(1)	REGISTRANT CONTRIBUTIONS IN LAST FISCAL YEAR ($)(2)	AGGREGATE EARNINGS (LOSS) IN LAST FISCAL YEAR ($)(3)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FISCAL YEAR END ($)
Cindy B. Taylor	172,307	134,276	841,007	(7,425)	6,004,079
Lloyd A. Hajdik	84,793	58,327	99,537	—	681,126
Philip S. Moses	63,910	63,818	148,360	(8,475)	1,109,123
Brian E. Taylor	13,108	23,567	10,748	—	90,377
(1)All contribution amounts for the last fiscal year reported in this table are also included in the “Salary” and “Non-Equity Incentive Plan Compensation” amounts reported in the Summary Compensation Table for 2023.
(2)Amounts reported as Company matching contributions or adjustments in this column are also included in the “All Other Compensation” column of the Summary Compensation Table for 2023.
(3)This column represents net unrealized appreciation, depreciation, dividends and distributions from mutual fund and other investments for 2023 associated with investments held in the Deferred Compensation Plan.
The Company has elected to include Company owned life insurance as a component of the Deferred Compensation Plan to partially fund the cost of the plan with life insurance proceeds if a consenting participant dies. In the event of death of a consenting participant, the Company will directly receive the full death benefit in the amount of $1,550,000. For consenting participants who are still actively employed by the Company, the Company has agreed to pay a survivor benefit equal to 50% ($775,000) of the individual coverage amount to their designated beneficiary.

57

Compensation Discussion and Analysis
Potential Payments Upon Termination or Change of Control
The table below reflects the amount of compensation to each of our Named Executive Officers of the Company in the event of a qualified termination, which is generally defined as (i) an involuntary termination of the executive officer by the Company other than for “Cause” or (ii) either an involuntary termination other than for “Cause” or a voluntary termination by the executive for “Good Reason,” in each case, during a specified period of time after a corporate “Change of Control”. “Cause” is generally defined in the Executive Agreements as executive’s conviction of (or plea of nolo contendere to) a felony, dishonesty or a breach of trust as regards the Company or any subsidiary; executive’s commission of any act of theft, fraud, embezzlement or misappropriation against the Company or any subsidiary; executive’s willful and continued failure to devote substantially all of his or her business time to the Company’s business affairs; or executive’s unauthorized disclosure of confidential information of the Company that is materially injurious to the Company. The Executive Agreements generally define “Good Reason” to mean a material reduction in the executive’s authority, duties or responsibilities; a material reduction of executive’s compensation and benefits; the Company’s failure to obtain a written agreement from any successor or assigns of the Company to assume and perform the executive agreement; or the Company requires executive, without executive’s consent, to relocate more than 50 miles. A “Change of Control” for the Executive Agreements shall generally mean any person acquires beneficial ownership of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities; provided, however, that if the Company engages in a merger or consolidation in which the Company or surviving entity in such merger or consolidation becomes a subsidiary of another entity, then references to the Company’s then outstanding securities shall be deemed to refer to the outstanding securities of such parent entity; a change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are incumbent directors (as defined in the applicable Executive Agreements); consummation of a merger or consolidation of the Company with another entity, other than a transaction that would result in the Company's outstanding voting securities immediately prior to the transaction continuing to represent more than 50% of the outstanding voting securities of the resulting entity; approval of a complete liquidation of the Company; or the sale or disposition of all or substantially all of the Company's assets. See “Compensation Discussion and Analysis—Executive and Change of Control Agreements” herein for additional information. The scope and terms of compensation due to each Named Executive Officer upon voluntary terminations, early retirement, retirement, for Cause termination and in the event of disability or death of the executive are the same as other salaried employees, other than with respect to the potential death benefit for participants in the Deferred Compensation Plan described above in the “Nonqualified Deferred Compensation” section.
The amounts shown in the table, which follows, assume for each of our Named Executive Officers that such qualified termination or a Change of Control was effective as of December 31, 2023 and, therefore, include compensation earned through such date. The table includes estimate amounts because actual amounts to be paid can only be determined at the time of such executive’s separation from the Company or upon a Change of Control. Due to the fact that the death benefit associated with the life insurance policies for the Deferred Compensation Plan are quantified above, that amount is not repeated in the hypothetical calculations below.
Executive and Change of Control Agreements
Pursuant to the Company’s Named Executive Officers’ Executive Agreements, if the executive is terminated by the Company (other than termination by the Company for Cause, or by reason of death or disability), or if the executive voluntarily terminates employment for Good Reason, in either case, during the 24-month period following a Change of Control, then the executive is entitled to receive (i) a lump sum severance payment of two times (or two and a half in the case of Ms. C. Taylor) the sum of the executive’s base salary and the target annual bonus that may be earned by the executive pursuant to the AICP for the year of termination or the year preceding the Change of Control, whichever is the greater amount, (ii) medical and dental health benefits and disability benefits coverage until the earlier of (A) 36 months and (B) the date the executive begins receiving comparable benefits from a subsequent employer, (iii) 100% vesting of all restricted shares, restricted stock units and stock options (and such options shall remain exercisable for the remainder of their term), (iv) vesting of all contributions to our 401(k) plan and
Deferred Compensation Plan to the extent not already vested and (v) outplacement services equal to a maximum of 15% of the executive’s salary at the time of termination until the earliest to occur of (A) December 31 of the second calendar year following the year of termination and (B) the date the executive accepts subsequent employment. Unlike “single trigger” plans that pay out immediately upon a change of control, the executive agreements require a “double trigger” (i.e. a change of control followed by a qualified termination) for the payment of severance. However, the Executive Agreements provide that upon a Change in Control all awards of stock options will become vested and exercisable.
If the executive is terminated by the Company without Cause other than during the 24-month period following a Change of Control, the Executive Agreements provide (i) for a lump sum severance payment of one times (or one and one half with respect to Ms. C. Taylor) the sum of the executive’s base salary and the target annual bonus that may be earned by the executive pursuant to the AICP for

58	2024 Proxy Statement

Compensation Discussion and Analysis
the year of termination, (ii) that all restrictions on restricted shares and restricted stock units will lapse and (iii) for continued medical and dental health benefits and disability benefits coverage until the earlier of (A) 24 months and (B) the date the executive begins receiving comparable benefits from a subsequent employer. Any vested, non-qualified stock options would expire after 3 months of the date of termination if not exercised prior to their expiration.
The Executive Agreement entered into with Ms. C. Taylor during 2001 contains parachute payment excise tax gross up protection. Executive Agreements entered into with Messrs. Hajdik, Moses and Taylor do not contain excise tax gross up protection.
To receive benefits under the Executive Agreements, the executive officer will be required to execute a release of all claims against the Company.
Deferred Compensation Plan
Generally, each participant in the Deferred Compensation Plan will receive, at the participant’s election, a lump sum distribution or installment payments upon a change of control or a termination of the participant’s service with the Company and its affiliates. For “Key Employees,” as defined in IRS regulations, distributions of deferrals made after 2004 are delayed at least six months. Any other withdrawals by the participant will be made in good faith compliance with Section 409A limitations.
Equity and Performance-Based Awards
The Company’s restricted stock award agreements provide that restricted stock awards will become fully vested on (i) the date a Change of Control occurs or (ii) the termination of an employee’s employment due to his or her death or a disability that entitles the employee to receive benefits under a long-term disability plan of the Company.
The performance-based awards contain potential acceleration provisions that will depend upon the timing of the acceleration event in relation to the grant date of the award. Prior to the eighteen-month anniversary of the grant date of the award, in the event that a Change of Control occurs, or the employee becomes disabled or dies, then the performance-based award will vest upon the occurrence of such event at the greater of “target” levels or a “determined percentage” of target. The determined percentages with respect to the performance-based stock awards (cumulative EBITDA) would be calculated using the actual level of performance attained for the award on the last day of the fiscal quarter that is coincident with or immediately precedes the Change of Control or the termination event, as applicable. The determined percentages with respect to the performance-based cash award (Relative TSR) would be calculated using the actual level of performance attained for the award on the date of the applicable vesting event (the Change of Control), or the termination event, as applicable. In the event that the acceleration is due to the employee’s disability or death, both the target level and the determined percentage will be further multiplied by a fraction that is based upon the number of days the employee was actually employed during the performance period compared to the total number of days in the performance period.
On or after the eighteen-month anniversary of the grant date of the performance-based award, in the event that a Change of Control occurs or the employee becomes disabled or dies, then the performance-based award will vest upon the occurrence of such event at the greater of “target” levels or the “determined percentage” of target described above. In the event that the employee retires
(defined as a termination after the age of 58 that is due to a reason other than death or disability), the performance-based award will vest based upon the "determined percentage" of target described above, but if the retirement date occurs prior to the eighteen-month anniversary of the grant date of the award, then the award will be further multiplied by a fraction that is based upon the number of days the employee was actually employed during the performance period compared to the total number of days in the performance period.
For performance-based awards, in the event we terminate the employee’s employment without “Cause” (and not by reason of death or disability) prior to the end of the performance period, then the performance-based award will vest on the date of such termination based upon the “determined percentage” of target as described above, but, if such termination of employment occurs prior to the eighteen-month anniversary of the grant date of the award, then the award will be further multiplied by a fraction that is based on the number of days the employee was actually employed during the performance period compared to the total number of days in the performance period. For this purpose, the term “Cause” has the same meaning as defined in the employee’s individual executive agreement or, in the absence of such an agreement or definition, means conviction of (or plea of nolo contendere to) a felony, dishonesty or a breach of trust as regards the Company or any subsidiary; commission of any act of theft, fraud, embezzlement or misappropriation against the Company or any subsidiary; willful and continued failure to devote substantially all of the employee’s business time to the Company’s business affairs; or unauthorized disclosure of confidential information of the Company or any subsidiary.
The Company has also granted Mr. B. Taylor cash-based long-term incentive awards that would become fully vested on (i) the date a Change of Control occurs or (ii) the termination of his employment due to his death.

59

Compensation Discussion and Analysis
Quantification of Payments
Shown in the table below are potential payments upon the assumed (i) involuntary not for Cause termination of our Named Executive Officers other than during the 24-month period following a Change of Control, or (ii) involuntary not for Cause termination or termination by the Named Executive Officer for “Good Reason,” in either case, during the 24-month period following a Change of Control of the Company occurring as of December 31, 2023. In addition, the tables that follow show the potential payments upon the hypothetical (i) disability, retirement or death of our Named Executive Officers, and (ii) Change of Control of the Company, in each case, occurring as of December 31, 2023.

		POTENTIAL PAYMENTS UPON TERMINATION AND CHANGE OF CONTROL
EXECUTIVE BENEFITS AND PAYMENTS UPON SEPARATION		INVOLUNTARY NOT FOR CAUSE TERMINATION WITHOUT A CHANGE OF CONTROL ON 12/31/2023	TERMINATION WITH A CHANGE OF CONTROL ON 12/31/2023	DISABILITY, RETIREMENT, OR DEATH ON 12/31/2023	CHANGE OF CONTROL ON 12/31/2023
Cindy B. Taylor	Compensation:
	Cash Severance(1)	$2,983,125	$4,971,875	$—	$—
	Stock Awards(2)	5,678,545	5,678,545	5,678,545	5,678,545
	Performance Cash Awards(3)	2,700,000	2,700,000	2,700,000	2,700,000
	Benefits & Perquisites:
	Health and Welfare Benefits(4)	20,146	30,219	—	—
	Outplacement Assistance(5)	—	138,750	—	—
	Tax Gross Up	—	3,725,394	—	—
Total		$11,381,816	$17,244,783	$8,378,545	$8,378,545
Lloyd A. Hajdik	Compensation:
	Cash Severance(1)	$940,500	$1,881,000	$—	$—
	Stock Awards(2)	1,971,721	1,971,721	1,971,721	1,971,721
	Performance Cash Awards(3)	937,500	937,500	937,500	937,500
	Benefits & Perquisites:
	Health and Welfare Benefits(4)	20,146	30,219	—	—
	Outplacement Assistance(5)	—	74,250	—	—
Total		$3,869,867	$4,894,690	$2,909,221	$2,909,221

60	2024 Proxy Statement

Compensation Discussion and Analysis

		POTENTIAL PAYMENTS UPON TERMINATION AND CHANGE OF CONTROL
EXECUTIVE BENEFITS AND PAYMENTS UPON SEPARATION		INVOLUNTARY NOT FOR CAUSE TERMINATION WITHOUT A CHANGE OF CONTROL ON 12/31/2023	TERMINATION WITH A CHANGE OF CONTROL ON 12/31/2023	DISABILITY, RETIREMENT, OR DEATH ON 12/31/2023	CHANGE OF CONTROL ON 12/31/2023
Philip S. Moses	Compensation:
	Cash Severance(1)	$940,500	$1,881,000	$—	$—
	Stock Awards(2)	1,971,721	1,971,721	1,971,721	1,971,721
	Performance Cash Awards(3)	937,500	937,500	937,500	937,500
	Benefits & Perquisites:
	Health and Welfare Benefits(4)	20,146	30,219	—	—
	Outplacement Assistance(5)	—	74,250	—	—
Total		$3,869,867	$4,894,690	$2,909,221	$2,909,221
Brian E. Taylor	Compensation:
	Cash Severance(1)	$525,300	$1,050,600	$—	$—
	Stock Awards(2)	461,652	461,652	461,652	461,652
	Cash Awards(6)	—	320,000	320,000	320,000
	Benefits & Perquisites:
	Health and Welfare Benefits(4)	20,146	30,219	—	—
	Outplacement Assistance(5)	—	52,530	—	—
Total		$1,007,098	$1,915,001	$781,652	$781,652
(1)Cash severance based on base salary level as of December 31, 2023.
(2)Reflects the value of unvested restricted stock awards and performance-based stock awards as of December 31, 2023 that would be accelerated as a result of the separation event based on the Company’s stock price of $6.79, which was the closing market price of the Company’s common stock as of December 29, 2023. Performance-based stock awards have been quantified assuming that the performance period ended on December 31, 2023 and that the performance level achievement would have been at target for the 2021, 2022 and 2023 awards. In addition, the amounts reported in the “Stock Awards” row would be realized by our Named Executive Officers in the event of the occurrence of a Change of Control (without the occurrence of a qualified termination) or upon our Named Executive Officer’s death or disability, in each case, occurring on December 31, 2023. Retirement payments are only applicable as described above.
(3)Reflects the value of unvested performance-based cash awards as of December 31, 2023. Performance-based cash awards have been reported assuming that the performance period ended on December 31, 2023 and that the performance level achievement was at target for the 2021, 2022 and 2023 awards (which may differ from the amounts reflected as of December 31, 2023 in the Outstanding Equity Table at 2023 Fiscal Year End above).
(4)Reflects the estimated lump-sum present value of all future premiums which will be paid on behalf of the Named Executive Officer under the Company’s health and welfare benefit plans for the applicable continuation period specified in the Executive Agreements.
(5)Reflects the maximum amount of outplacement assistance that would be provided for the Named Executive Officer pursuant to the Executive Agreement.
(6)Reflects the value of cash-based long-term incentive awards. Other than in the event of a Change of Control, the value of cash-based long-term incentive awards disclosed will only occur upon Mr. B. Taylor's death. The unvested cash-based long-term incentive awards are forfeited upon Mr. B. Taylor's retirement and otherwise continue to vest according to the vesting schedule in the event Mr. B. Taylor becomes disabled, so long as he remains an employee of the Company.

61

Compensation Discussion and Analysis
Pay Versus Performance
Compensation Actually Paid Versus Performance Table
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and the Company’s financial performance for each of the four years in the period ended December 31, 2023. In determining “compensation actually paid” to its Named Executive Officers pursuant to the applicable SEC rules, the Company is required to make certain adjustments to the executive compensation amounts reported in the Summary Compensation Table included in this Proxy Statement.
To determine the “actual” compensation paid to our Chief Executive Officer and the average “actual" compensation paid to our other Named Executive Officers, the adjustments described and quantified below were made related to equity compensation reported in the Summary Compensation Table.
For each year presented in the following tables, the grant date fair value of equity award amounts reported in the Summary Compensation Table were deducted and the following adjustments were added back or subtracted, as applicable:
•the December 31 fair value of equity awards granted during the year that were unvested at the end of the year;
•the change in fair value of any awards granted in prior years that were unvested at the end of the year;
•for awards granted in prior years that vested in the year, the change in the fair value from the end of the prior year to the vesting date; and
•for awards granted in prior years that were forfeited (e.g. due to failure to meet the applicable vesting conditions), deducted the fair value (if any) of the award at the end of the prior year.
For awards that vest based on performance conditions, the value was determined using probable valuation assumptions as of each applicable valuation date. As the Company’s Named Executive Officers do not participate in any defined benefit (i.e. pension) plans, no related adjustments were required to amounts reported in the Summary Compensation Table totals.
The following table summarizes compensation values reported in the Summary Compensation Table for our Chief Executive Officer and the average for our other Named Executive Officers, as compared to “compensation actually paid” and the Company's financial performance for the years ended December 31, 2023, 2022, 2021 and 2020:

YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR CEO	COMPENSATION ACTUALLY PAID TO CEO(1)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR OTHER NEOS ($)(2)	AVERAGE COMPENSATION ACTUALLY PAID TO OTHER NEOS(2)	CUMULATIVE TSR(3)	PEER GROUP CUMULATIVE TSR(4)	NET INCOME (LOSS) (in millions)	CONSOLIDATED ADJUSTED EBITDA(5) (in millions)
2023	$5,126,521	$4,464,232	$1,656,697	$1,484,105	$42	$100	$12.9	$87.8
2022	5,584,250	7,421,144	1,832,523	2,297,346	46	102	(9.5)	74.0
2021	4,761,053	4,904,405	1,234,400	1,325,808	31	56	(64.0)	38.1
2020	5,181,793	270,834	1,573,433	140,629	31	56	(468.4)	26.1
(1)The following table provides a tabular reconciliation between the totals presented in the Summary Compensation Table and total "compensation actually paid" to our CEO (presented above) for 2023, 2022, 2021 and 2020. Our CEO, Cindy B. Taylor, was the sole Principal Executive Officer (“PEO”) for purposes of this disclosure in each of the four years presented.

	2023	2022	2021	2020
CEO/PEO SUMMARY COMPENSATION TABLE TOTALS	$5,126,521	$5,584,250	$4,761,053	$5,181,793
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table	(2,700,004)	(2,699,998)	(2,699,999)	(2,916,427)
Fair value at year end of equity awards granted during the year	2,012,407	3,084,531	2,604,364	810,404
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	(449,527)	1,221,323	(7,783)	(2,262,720)
Change in fair value of equity awards granted in prior years that vested during the year	474,835	231,038	246,770	(542,216)
Equity awards granted in prior years that were forfeited during the year	—	—	—	—
Total Equity Award Related Adjustments	(662,289)	1,836,894	143,352	(4,910,959)
COMPENSATION ACTUALLY PAID TOTALS	$4,464,232	$7,421,144	$4,904,405	$270,834
In contrast to the totals presented above, compensation reported on Ms. C. Taylor's Form W-2's was $4.9 million, $3.2 million, $3.2 million and $2.8 million in 2023, 2022, 2021 and 2020, respectively.

62	2024 Proxy Statement

Compensation Discussion and Analysis
(2)The following table provides a tabular reconciliation between the average of totals presented in the Summary Compensation Table and average total "compensation actually paid" to other NEOs (presented above) for 2023, 2022, 2021 and 2020. The calculation for 2023 and 2022 includes compensation paid to Lloyd A. Hajdik, Philip S. Moses and Brian E. Taylor. Compensation paid to Christopher E. Cragg is also included in the calculations of the averages for 2021 and 2020 as he was a NEO prior to his departure from the Company in March 2021.

	2023	2022	2021	2020
NON-PEO/OTHER NEOs AVERAGE SUMMARY COMPENSATION TABLE TOTALS	$1,656,697	$1,832,523	$1,234,400	$1,573,433
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table	(725,001)	(725,000)	(491,251)	(834,810)
Fair value at year end of equity awards granted during the year	540,369	828,254	468,666	244,810
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	(111,888)	297,515	(1,670)	(674,984)
Change in fair value of equity awards granted in prior years that vested during the year	123,928	64,054	115,663	(167,820)
Equity awards granted in prior years that were forfeited during the year	—	—	—	—
Total Equity Award Related Adjustments	(172,592)	464,823	91,408	(1,432,804)
AVERAGE COMPENSATION ACTUALLY PAID TOTALS	$1,484,105	$2,297,346	$1,325,808	$140,629
(3)Cumulative TSR disclosed represents the measurement period value of an investment of $100 in the Company's stock. Beginning period stock price measurement date of 12/31/2019 and end of period stock price as of 12/31/2020, 12/31/2021, 12/31/2022 and 12/31/2023.
(4)Peer Group TSR disclosed represents the measurement period value of an investment of $100 in the Peer Group's stock based on a weighted average market capitalization as of the market close on 12/31/2019. Beginning period stock price measurement date of 12/31/2019 and end of period stock price as of 12/31/2020, 12/31/2021, 12/31/2022 and 12/31/2023.
The Company's peer group for 2023 and 2022 for compensation planning includes Archrock, Inc., Core Laboratories N.V., Dril-Quip, Inc., Expro Group Holdings N.V., Forum Energy Technologies, Inc., Helix Energy Solutions Group, Inc., Helmerich & Payne, Inc., Newpark Resources, Inc., NexTier Oilfield Solutions Inc. (removed during 2023 due to the acquisition by Paterson-UTI Energy, Inc.), Oceaneering International, Inc., RPC, Inc., Select Water Solutions, Inc. (formerly Select Energy Services, Inc.) and Tetra Technologies, Inc. The peer group for 2022 includes the removal of Superior Energy Services, Inc. due to limited disclosures for the new management team members post-emergence from bankruptcy and the removal of Exterran Corporation due to the acquisition by Enerflex Ltd. It also includes the addition of NexTier Oilfield Solutions Inc. and Tetra Technologies, Inc. Cumulative TSR was $98 for 2022 using the Company's 2023 peer group.
The Company's peer group for 2021 includes Archrock, Inc., Core Laboratories N.V., Dril-Quip, Inc., Expro Group Holdings N.V., Exterran Corporation, Forum Energy Technologies, Inc., Helix Energy Solutions Group, Inc., Helmerich & Payne, Inc., Newpark Resources, Inc., Oceaneering International, Inc., RPC, Inc., Select Water Solutions, Inc. (formerly Select Energy Services, Inc.) and Superior Energy Services, Inc. The 2021 peer group includes the removal of ChampionX Corporation (formerly Apergy Corporation) due to its revenue level following its merger with Apergy Corporation and the addition of Select Water Solutions, Inc. Cumulative TSR was $61 for 2021 using the Company's 2023 peer group.
The Company's peer group for 2020 includes Apergy Corporation, Archrock, Inc., Core Laboratories N.V., Dril-Quip, Inc., Exterran Corporation, Forum Energy Technologies, Inc., Frank's International N.V., Helix Energy Solutions Group, Inc., Helmerich & Payne, Inc., Newpark Resources, Inc., Oceaneering International, Inc., RPC, Inc., and Superior Energy Services, Inc. The 2020 peer group includes the removal of Key Energy Services, Inc. due to its restructuring and the addition of Apergy Corporation. Cumulative TSR was $58 for 2020 using the Company's 2023 peer group.
(5)The Company uses Consolidated Adjusted EBITDA to compare and to monitor the performance of the Company and its business segments to other comparable public companies and as a benchmark for the award of incentive compensation under its annual incentive compensation plan. Consolidated Adjusted EBITDA consists of net income (loss) plus net interest expense, taxes, depreciation and amortization expense, facility consolidation charges, patent defense costs and loss on settlement of disputes with the seller of GEODynamics, Inc., less gains on extinguishment of 1.50% convertible senior notes.
As shown in the tables above, changes in the market price of the Company's common stock following the date of grant can significantly impact the level of "compensation actually paid" to the Company's Named Executive Officers. To assist in understanding changes in the fair value of equity awards, the following table provides the closing market prices of the Company's common stock as of December 31, 2023, 2022, 2021, 2020 and 2019.

	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Closing Market Price of OIS Common Stock	$6.79	$7.46	$4.97	$5.02	$16.31

63

Compensation Discussion and Analysis
Primary Financial Performance Measures
The following table provides a summary of the financial performance measures used to link executive compensation actually paid to the Company's performance in 2023.

Financial Performance Measures
Consolidated Adjusted EBITDA
Consolidated Cash Flow From Operations
Average Liquidity Levels
Three-Year Cumulative EBITDA
EBITDA Growth Rate
Relative Stock Price Performance
Discussion of Relationship Between Pay and Performance
The following table shows the relationship between "compensation actually paid" to our Chief Executive Officer and the average "compensation actually paid" to our other Named Executive Officers and the Company's performance in 2023, 2022, 2021 and 2020.

	Year ended December,				Year-over-Year Changes
($ in millions, except common stock price)	2023	2022	2021	2020	2023 vs 2022	2022 vs 2021	2021 vs 2020

Financial Results:
Net Income (Loss)	$12.9	$(9.5)	$(64.0)	$(468.4)	n.m.	85%	86%
Consolidated Adjusted EBITDA	$87.8	$74.0	$38.1	$26.1	19%	94%	46%

Total Stockholders' Return:
Oil States	$42	$46	$31	$31	(9%)	50%	(1)%
Peer Groups	$100	$102	$56	$56	n.m.	n.m.	n.m.

Compensation Actually Paid to:
CEO	$4.5	$7.4	$4.9	$0.3	(39%)	51%	n.m.
Other NEOs (average)	$1.5	$2.3	$1.3	$0.1	(35%)	73%	n.m.

Oil States Common Stock Price:
Beginning of Year	$7.46	$4.97	$5.02	$16.31
End of Year	6.79	7.46	4.97	5.02
Change in Stock Price	(9%)	50%	(1)%	(69)%
2020 Discussion
The Company's financial results (net loss included significant asset impairment and restructuring charges) and stock price performance in 2020 were adversely impacted by the unprecedented crude oil demand destruction and uncertainties resulting from the COVID-19 pandemic that intensified in March of 2020. Similarly, "compensation actually paid" to each of the Company's Named Executive Officers decreased dramatically in 2020. In addition to a 10% reduction in base salary, the fair value of unvested equity awards declined significantly and other performance-based awards were adversely impacted. As a result, "compensation actually paid" in 2020 was below base salary levels for each of the Company’s Named Executive Officers. As presented on page 62, “compensation actually paid” to Ms. C. Taylor, the Company’s Chief Executive Officer and Principal Executive Officer, in 2020 declined to $0.3 million, which is inclusive of $4.4 million in unrealized losses on unvested equity awards granted in February of 2020, 2019 and 2018.
2021 Discussion
While customer-driven activity improved in 2021 from the low levels of 2020, the Company’s reported results and stock price performance in 2021 continued to reflect the negative impact of the global response to the COVID-19 pandemic, ongoing uncertainties related to future crude oil demand and supply, market pressures driving increased capital discipline and, to a lesser extent, supply chain disruptions. During 2021, the Company continued its restructuring efforts, closed additional facilities and exited certain under-performing service offerings. Additionally, the Company completed two significant financing transactions, which served to extend the maturity profile of the Company’s debt and provide greater access to liquidity. While significant accomplishments were realized in 2021, "compensation actually paid" to the Company's Chief

64	2024 Proxy Statement

Compensation Discussion and Analysis
Executive Officer and other Named Executive Officers only increased from 2020 due primarily to there being no further material declines in the Company’s stock price year-over-year leading to a reduction in the amount of unrealized losses incurred. See the reconciliations above for further details regarding the impact of unrealized losses on unvested equity awards between 2020 and 2021.
2022 Discussion
The Company's financial results and stock price performance improved significantly in 2022 – driven by increased capital investments by our customers, together with internal cost reduction and strict capital discipline measures and other corporate actions. Similarly, "compensation actually paid" to each of the Company's Named Executive Officers increased from 2021 levels due primarily to an increase in the fair value of unvested equity awards and, to a lesser extent, short-term cash incentives earned associated with the Company exceeding annual financial performance goals established at the beginning of 2022.
2023 Discussion
The Company's financial results continued to improve in 2023 – driven by growth in offshore and international spending, partially offset by an industry-wide decline in U.S. well completions. Despite this improvement, the Company stock price performance declined due to macro economic conditions triggering reductions in commodity prices. While significant accomplishments were achieved in 2023, "compensation actually paid" to each of the Company's Named Executive Officers decreased from 2022 levels due to decreases in the fair value of unvested equity awards and short-term cash incentives earned, partially offset by an increase in payouts under the performance-based cash awards (payouts earned for awards related to the 2021 – 2023 performance period were at 55% of target level performance, while there were no payouts earned for the 2020 – 2022 period). See “Executive Summary” beginning on page 33 for further discussion of 2023 accomplishments and priorities.
2023 CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Ms. C. Taylor. The amounts and ratios described below have been prepared pursuant to applicable rules. Although some amounts may represent actual dollars paid to our Chief Executive Officer or that would be paid to our hypothetical median employee, other amounts are estimates based on certain assumptions or they may represent dollar amounts recognized for financial statement reporting purposes in accordance with accounting rules, but do not represent actual dollars received (e.g., dollar values of our Chief Executive Officer’s stock awards). The explanations herein contain important estimates, assumptions and other information regarding our Chief Executive Officer pay ratio disclosures.
For 2023, our last completed fiscal year:
•Ms. C. Taylor had total annual compensation of $5,126,521 as reflected in the Summary Compensation Table included in this Proxy Statement.
•Our median employee’s annual total compensation was $56,941.
•As a result, we estimate that Ms. C. Taylor’s 2023 annual total compensation was approximately 90 times that of our median employee.
We determined that there were no significant changes to our employee population or to our compensation arrangements in the 2023 year, therefore we have used the same median employee for 2023 as we identified for the 2022 analysis, although that individual's total annual compensation was recalculated using relevant 2023 data.
To determine the annual total compensation of our median employee and our Chief Executive Officer in 2023, we took the following steps:
•After we identified our median employee, we combined all of the elements of such employee’s compensation for the 2023 year in accordance with the requirements of Item 402(c)(2) (x) of Regulation S-K, resulting in annual total compensation of $56,941.
•With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column of our 2023 Summary Compensation Table included in this Proxy Statement.

65

Compensation Discussion and Analysis
Equity Compensation Plan Information
The table below provides information relating to our equity compensation plan as of December 31, 2023:

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS ($)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN FIRST COLUMN)
Equity compensation plans approved by security holders	158,149	50.66	3,433,684
Equity compensation plans not approved by security holders	n.a.	n.a.	n.a.
Total	158,149	50.66	3,433,684
Our Equity Participation Plan was approved by our stockholders. Based upon the December 29, 2023 closing stock price of $6.79, all outstanding stock options are significantly out-of-the-money.

66	2024 Proxy Statement

ITEM 3:
Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, to audit the consolidated financial statements of the Company for the year ending December 31, 2024. The Audit Committee’s decision to re-appoint our independent auditor was based on the following considerations: quality and performance of the lead audit partner and the overall engagement team, knowledge of the manufacturing and services industry and company operations, global capabilities and technical expertise, auditor independence and objectively, and the potential impact of rotating to another independent audit firm. Based on these considerations, the Audit Committee believes that the selection of Ernst & Young LLP is in the best interest of the Company and its stockholders. Therefore, the Audit Committee recommends that stockholders ratify the appointment of Ernst & Young LLP.
Ernst & Young LLP has audited the Company’s consolidated financial statements since May 2000. Ratification will require the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to be voted on the matter. Although ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024 is not required by our bylaws or otherwise, our Board of Directors is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. Although this vote is not binding on the Board or the Audit Committee, if the selection of Ernst & Young LLP is not ratified, the Audit Committee may reconsider its decision.
Audit Fee Disclosure
The following table shows the aggregate fees billed by Ernst & Young LLP for services rendered in each of the last two fiscal years:

	2023	2022
	($ IN THOUSANDS)
Audit Fees	2,098	1,932
Audit-Related Fees	8	5
Tax Fees	—	—
Total	2,106	1,937
Audit Fees. Audit fees relate primarily to the audit and quarterly reviews of the consolidated financial statements, the audit of internal controls over financial reporting, audits of subsidiaries, statutory audits of subsidiaries required by governmental or regulatory bodies, attestation services required by statute or regulation, comfort letters, consents, assistance with and review of documents filed with the SEC, work performed by tax professionals in connection with the audit and quarterly reviews, and accounting and financial reporting consultations and research work necessary to comply with accounting consultations billed as audit services, in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”).
Audit-Related Fees. Fees for audit-related services relate primarily to assurance and related services that are reasonably related to the performance of the audit or review of our financial statements not reported above under “Audit Fees”, and principally include non-audit procedures in connection with acquisitions, accounting consultations, and internal control reviews.
Tax Fees. Tax fees include fees for professional services provided for tax compliance, tax advice and tax planning, except those rendered in connection with the audit.

67

ITEM 3: Ratification of Appointment of Independent Registered Public Accounting Firm
The charter of the Audit Committee provides that the Audit Committee is responsible for the pre-approval of all auditing services and permitted non-audit services to be performed for the Company by our independent registered public accounting firm in order to verify that the provision of such services does not impair the registered public accounting firm’s independence. The Audit Committee has adopted the Audit Committee Pre-Approval Policy, pursuant to which the Audit Committee has granted general pre-approval of the specified audit, audit-related, tax and other permitted services. The pre-approval policy provides that the Audit Committee must be promptly informed of the provision of any pre-approved services. Services to be provided by our independent registered public accounting firm that have not received general pre-approval, as set forth in the pre-approval policy, require specific pre-approval by the Audit Committee and must be submitted to the Audit Committee by the Chief Financial Officer or the Senior Vice President, Controller and Chief
Accounting Officer. All services rendered by Ernst & Young LLP in 2023 were subject to our pre-approval policy. The Company has not agreed to indemnify Ernst & Young LLP in connection with any of their work, except for limited indemnification for certain tax compliance and tax advisory engagements. The Company has a policy that the hiring of any alumni of the Company’s registered independent accounting firm must be pre-approved by either the Chief Financial Officer or the Senior Vice President, Controller and Chief Accounting Officer to promote compliance with independence regulations. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be offered the opportunity to make a statement, if such representatives desire to do so. The representatives of Ernst & Young LLP will also be available to answer questions and discuss matters pertaining to the Report of Independent Registered Public Accounting Firm contained in the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023.
Audit Committee Report
The Audit Committee: (1) reviewed and discussed with management Oil States’ audited financial statements for the year ended December 31, 2023; (2) discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence; and (4) discussed with the independent registered public accounting firm the firm's independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2023, be included in the Oil States' Annual Report on Form 10-K for filing with the Securities and Exchange Commission.
The Audit Committee:
Hallie A. Vanderhider, Chair
Denise Castillo-Rhodes
Darrell E. Hollek
February 15, 2024
Vote Required
Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 will require the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.
For purposes of voting on the ratification of the selection of our independent registered public accounting firm, abstentions will have the same effect as a vote against the proposal.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

68	2024 Proxy Statement

Security Ownership
The following table sets forth, as of March 13, 2024 (except as otherwise indicated), information regarding common stock beneficially owned by:
•each person we know to be the beneficial owner of more than five percent of our outstanding shares of common stock;
•each of our Named Executive Officers;
•each of our directors, including nominees; and
•all current directors and executive officers as a group.
To our knowledge, except as indicated in the footnotes to this table or as provided by applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

	BENEFICIAL OWNERSHIP
NAME AND ADDRESS OF BENEFICIAL OWNERS(1)	SHARES	PERCENTAGE(2)
BlackRock, Inc.(3)	11,897,534	18.5%
50 Hudson Yards New York, NY 10001
The Vanguard Group(4)	4,288,574	6.7%
100 Vanguard Blvd Malvern, PA 19355
Dimensional Fund Advisors LP(5)	4,227,323	6.6%
6300 Bee Cave Road, Building One Austin, Texas 78746
Palisade Capital Management, LP(6)	4,010,164	6.2%
One Bridge Plaza, Suite 1095 Fort Lee, NJ 07024
Franklin Resources, Inc.(7)	3,464,939	5.4%
One Franklin Parkway San Mateo, CA 94403-1906
Cindy B. Taylor(8)(9)	1,827,064	2.8%
Lloyd A. Hajdik(8)	515,155	*
Philip S. Moses(8)	555,183	*
Brian E. Taylor(8)	148,551	*
Denise Castillo-Rhodes(9)	59,506	*
Lawrence R. Dickerson(9)	53,231	*
Darrell E. Hollek(9)	82,140	*
Robert L. Potter(9)	82,923	*
Hallie A. Vanderhider(9)	79,662	*
E. Joseph Wright(9)	82,100	*
All directors and executive officers as a group (10 persons)(8)	3,485,515	5.4%
*Less than one percent.
(1)Unless otherwise indicated, the address of each beneficial owner is c/o Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002.
(2)Based on total shares outstanding of 64,210,082 as of March 13, 2024.
(3)Based on a Schedule 13G-A (Amendment No. 3) filed on January 19, 2024 with the SEC pursuant to the Exchange Act, the shares reported represent the aggregated beneficial ownership by BlackRock, Inc. ("BlackRock") and certain of its affiliates. BlackRock may be deemed to have sole voting power with respect to 11,496,207 shares and sole dispositive power with respect to 11,897,534 shares. BlackRock has no shared voting or dispositive power with respect to any of the shares shown.
(4)Based on a Schedule 13G-A (Amendment No. 12) filed on February 13, 2024 with the SEC pursuant to the Exchange Act, the shares reported represent the aggregated beneficial ownership by The Vanguard Group ("Vanguard"). Vanguard may be deemed to have no sole voting power and sole dispositive power with respect to 4,186,754 shares. Vanguard has shared voting power with respect to 45,969 shares and shared dispositive power with respect to 101,820 shares.
(5)Based on a Schedule 13G filed on February 9, 2024 with the SEC pursuant to the Exchange Act, the shares reported represent the aggregated beneficial ownership by Dimensional Fund Advisors LP (“Dimensional"). Dimensional may be deemed to have sole voting power with respect to 4,152,989 shares and sole dispositive power with respect to 4,227,323 shares. Dimensional has no shared voting or dispositive power with respect to any of the shares shown.
(6)Based on a Schedule 13G-A (Amendment No. 3) filed on February 2, 2024 with the SEC pursuant to the Exchange Act, the shares reported represent the aggregated beneficial ownership by Palisade Capital Management, LP ("Palisade"). Palisade may be deemed to have sole voting power with respect to

69

Security Ownership
2,526,366 shares and sole dispositive power with respect to 4,010,164 shares. Palisade has shared voting with respect to 1,483,798 shares and no shared dispositive power.
(7)Based on a Schedule 13G filed on February 6, 2024 with the SEC pursuant to the Exchange Act, the shares reported represent the aggregated beneficial ownership by Franklin Resources, Inc. (“Franklin"). Franklin may be deemed to have sole voting power with respect to 3,454,935 shares and sole dispositive power with respect to 3,464,939 shares. Dimensional has no shared voting or dispositive power with respect to any of the shares shown.
(8)Includes shares that may be acquired within 60 days of March 13, 2024 through the exercise of options to purchase shares of our common stock as follows: Ms. C. Taylor—46,500; Mr. Hajdik—15,230; Mr. Moses—11,135; and all directors and executive officers combined—72,865. Also includes time-based restricted stock currently unvested and outstanding, regardless of whether such shares may be acquired within 60 days, as follows: Ms. C. Taylor—518,688; Mr. Hajdik—180,100; Mr. Moses—180,100; Mr. B. Taylor—90,879; and all directors and executive officers combined—1,056,599. Does not include performance share units.
(9)Does not include deferred stock unit awards. (*For all directors, C. Taylor. Castillo-Rhodes, Dickerson, Hollek, Potter, Vanderhider and Wright.)

70	2024 Proxy Statement

Information About the Meeting and Voting
Solicitation
The following information is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Oil States International, Inc., a Delaware corporation, regarding matters to be voted on at the Annual Meeting of the Company, which will be held virtually at www.meetnow.global/MQ6F5X6 on the 7th day of May, 2024, at 9:00 a.m. central daylight time, for the following purposes:
(1)To elect the two (2) Class II members of the Board of Directors named in the Proxy Statement to serve until the 2027 Annual Meeting of Stockholders;
(2)To conduct an advisory vote to approve executive compensation;
(3)To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and
(4)To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by: (1) sending a written statement revoking your proxy to William E. Maxwell, Corporate Secretary, Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002; (2) timely submitting a properly signed proxy with new voting instructions with a later date; or (3) voting virtually at the Annual Meeting. If your shares are held in street name and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, banker or nominee in accordance with the entity’s procedures. If you return your signed proxy to us before the Annual Meeting, we will vote your shares as you direct. If you do not specify on your signed proxy card how you want to vote your shares, we will vote them “FOR” the election of the nominees for director as set forth under “Item 1: Election of Directors” on page 11; “FOR” the approval of executive compensation set forth under “Item 2: Advisory Vote on Executive Compensation” on page 32; and “FOR” the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm as set forth under “Item 3: Ratification of Appointment of Independent Registered Public Accounting Firm” on page 67; If any other business is brought before the meeting, any unspecified proxies will be voted in accordance with the judgment of the persons voting those shares.
The cost of soliciting proxies will be paid by the Company. In addition to the use of the mail, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal interview, telephone, telegram, or other means of electronic communication. Arrangements also may be made with brokerage firms and other custodians, dealers, banks and trustees, or their nominees who hold the voting securities of record, for sending proxy materials to beneficial owners. Upon request, the Company will reimburse the brokers, custodians, dealers, banks, or their nominees for their reasonable out-of-pocket expenses. In addition, the Company has retained Morrow Sodali, LLC to assist in the solicitation of proxies for which the Company will pay an estimated fee of $12,000. Computershare, the Company’s transfer agent, will serve as the inspector of election for the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on May 7, 2024
Pursuant to the “notice and access” rules adopted by the SEC we have elected to provide stockholders access to our proxy materials over the internet. The approximate date on which this Proxy Statement, accompanying Notice of 2024 Annual Meeting of Stockholders (the "Notice") and proxy card, and the Company’s 2023 Annual Report on Form 10-K are first being made available to stockholders at www.investorvote.com/OIS is March 26, 2024. The Notice will be sent to all of our stockholders as of the close of business on March 13, 2024 (the “Record Date”). The Notice includes instructions on how to access our proxy materials over the internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s Annual Meetings of Stockholders on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.
The Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 21, 2024 is available to all stockholders entitled to vote at the Annual Meeting at www.investorvote.com/OIS but does not constitute a part of the proxy soliciting material.
This Proxy Statement and the form of proxy are first being made available to stockholders beginning March 26, 2024 at www.investorvote.com/OIS.

71

Information About the Meeting and Voting
Quorum and Voting Rights
Oil States International, Inc. has one outstanding class of security that entitle holders to vote at meetings of the Company’s stockholders, its common stock, par value $.01 per share. Each share of common stock outstanding on the record date is entitled to one vote. Stockholders may not cumulate their votes. There are no matters that require a supermajority vote under our certificate of incorporation. Our bylaws permit amendment by a majority vote of stockholders.
The record date for the stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on March 13, 2024. At the record date, 64,210,082 shares of common stock were outstanding and entitled to be voted at the Annual Meeting.
The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of the Company entitled to vote generally in the election of directors as of the record date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present, the chair of the meeting or the majority of the shares so represented at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than as required by law or our bylaws. At any adjourned Annual Meeting of Stockholders at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting of Stockholders as originally notified.
Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy cast at the Annual Meeting and entitled to vote on the election of directors. A ballot for a nominee that is marked "withheld" will not be counted as vote cast. However, in accordance with the Company’s corporate governance guidelines, which were last amended on February 16, 2023, any director who receives a greater number of votes "withheld" form his or her election than votes "for" in an uncontested election is required to promptly tender his or her resignation for consideration by the Nominating, Governance and Sustainability Committee following certification of the stockholders vote. The Nominating, Governance and Sustainability Committee shall promptly consider the resignation offer and make a recommendation to the Board of Directors as to whether the resignation should be accepted. The Board of Directors will render its decision on the tendered resignation with the affected director abstaining. Ratification of the selection of the Company’s independent registered public accounting firm and approval of the advisory vote on executive compensation each requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. An automated system that the Company’s transfer agent administers will tabulate the votes. Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners.
Under the applicable rules of the NYSE, brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote (a “broker non-vote”) on non-discretionary items absent instructions from the beneficial owner. If you hold your shares in street name and you do not give voting instructions to your broker, pursuant to NYSE Rule 452, your broker will not be permitted to vote your shares with respect to “Item 1: Election of Directors”, and “Item 2: Advisory Vote on Executive Compensation” and your shares will be considered “broker non-votes” with respect to these proposals. If you are a street name stockholder, and you do not give voting instructions, your broker will nevertheless be entitled to vote your shares with respect to “Item 3: Ratification of Appointment of Independent Registered Public Accounting Firm” in the discretion of the broker. Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. Both abstentions and broker non-votes will not have any effect on the outcome of voting on director elections. For purposes of voting on the ratification of the selection of the Company’s independent registered public accounting firm, abstentions will have the same effect as a vote against the proposal. For purposes of the advisory vote on executive compensation broker non-votes are not counted as votes with respect to the proposal and therefore will not affect the outcome of the vote on this proposal, and abstentions will have the same effect as a vote against the proposal.
A proxy in the accompanying form that is properly signed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. Any properly executed proxy on which no contrary instructions have been indicated about a proposal will be voted as follows with respect to the proposal: FOR the election of the person named in this Proxy Statement as the Board of Directors’ nominees for election to the Board of Directors; FOR the approval of the advisory vote on executive compensation; FOR the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm; and in accordance with the discretion of the holders of the proxy with respect to any other business that properly comes before the stockholders at the Annual Meeting. The Board of Directors knows of no matters, other than those previously stated, to be presented for consideration at the Annual Meeting. The persons named in the accompanying Proxy Statement may also, in their discretion, vote the proxy to adjourn the Annual Meeting from time to time.

72	2024 Proxy Statement

Information About the Meeting and Voting
Stockholders Sharing the Same Address
The Company is sending only one copy of its Proxy Statement to stockholders who share the same address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. If you received householded mailing this year and you would like to have additional copies of the
Company’s Proxy Statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to the Secretary of the Company either orally to (713) 470-4863 or in writing to Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002. You may also contact the Company if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future.
Stockholder Proposals and Director Nominations
Stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2025 Annual Meeting of Stockholders must follow the procedures set forth in Rule 14a-8 under the Exchange Act, and any such proposal must be received by our Secretary no later than the close of business on November 26, 2024.
As more specifically provided for in our bylaws, in order for a nomination of persons for election to our Board of Directors or a proposal of business (other than pursuant to Rule 14a-8) to be properly brought before our Annual Meeting of Stockholders, it must be either specified in our notice of the meeting or otherwise brought before the meeting by or at the direction of our Board of Directors or by a stockholder of record at the time the notice was provided, who is entitled to vote at the meeting and who complies with the notice procedures set forth in our bylaws. A stockholder making a nomination for election to our Board of Directors or a proposal of business (other than pursuant to Rule 14a-8) for the 2025 Annual Meeting of Stockholders must deliver proper notice to our Secretary at least 120 days prior to the first anniversary date of the 2024 Annual Meeting of Stockholders. In other words, for a stockholder nomination for election to our Board or a proposal of business (other than pursuant to Rule 14a-8) to be considered at the 2025 Annual Meeting of Stockholders, it should be properly delivered to our Secretary no later than January 7, 2025 (provided, however, that in the event that the date of the 2025 Annual Meeting of Stockholders is more than 30 calendar days before or more than 30 calendar days after May 7, 2025, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (A) the 120th calendar day prior to the 2025 Annual Meeting of Stockholders or (B) the 10th calendar day following the calendar day on which public announcement of the date of the meeting is first made by us).
In addition to satisfying the requirements of our bylaws, a stockholder who intends to solicit proxies in support of any director nominees other than the Company's nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act at the time such stockholder complies with the earlier deadlines under the notice procedures of our bylaws. Thus, if a stockholder intends to solicit support of any director nominees submitted under the advance notice provisions of our bylaws for the 2025 Annual Meeting of Stockholders, then such stockholder must also provide proper written notice that sets forth all the information required by Rule 14a-19 to our Secretary at our principal executive offices no later than January 7, 2025. However, if the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or after May 7, 2025, then such written notice must be delivered not later than the close of business on the later of (A) the 120th calendar day prior to the 2025 Annual Meeting of Stockholders or (B) the 10th calendar day following the calendar day on which public announcement of the date of the meeting is first made by us, unless Rule 14a-19 provides for an earlier date, in which case, such earlier date shall apply.
If we increase the number of directors to be elected at an Annual Meeting of Stockholders, and do not make a public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors at least 120 days prior to the first anniversary of the preceding year’s Annual Meeting of Stockholders, a stockholder’s notice regarding the nominees for the new positions created by the increase will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Secretary not later than the close of business on the 10th calendar day following the day on which the public announcement is first made. Please see “Committees and Meetings—Nominating, Governance and Sustainability Committee” for information regarding the submission of director nominees by stockholders. No stockholder proposal was received for inclusion in this Proxy Statement.

73

Appendix A
RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL INFORMATION
ADJUSTED EBITDA(1)

	Year ended December,
(in millions)	2023	2022

Net Income (loss)	$13	$(10)
Net interest expense	8	10
Income tax provision	3	5
Depreciation and amortization expense	61	67
Facility consolidation charges	2	—
Patent defense costs	1	—
Loss on settlement of disputes with seller of GEODynamics, Inc.	—	1
Adjusted EBITDA	$88	$74

RATIO OF NET DEBT TO ADJUSTED EBITDA(2)

	As of December 31,
(in millions)	2023	2022

Total debt	$136	$153
Less: cash and cash equivalents	(47)	(42)
Net Debt	$89	$111

Adjusted EBITDA	$88	$74

Ratio of Net Debt to Adjusted EBITDA	1.0x	1.5x

Free Cash Flow(3)

	Year ended December 31,
(in millions)	2023	2022

Net cash flows provided by operating activities	$57	$33
Less: Capital expenditures	(31)	(20)
Plus: Proceeds from disposition of property and equipment	5	6
Free cash flow	$31	$18

(1)The term Adjusted EBITDA consists of net income (loss) plus net interest expense, taxes, depreciation and amortization expense, facility consolidation charges, patent defense costs and loss on settlement of disputes with seller of GEODynamics, Inc. Adjusted EBITDA is not a measure of financial performance under generally accepted accounting principles ("GAAP") and should not be considered in isolation from or as a substitute for net loss or cash flow measures prepared in accordance with GAAP or as a measure of profitability or liquidity. Additionally, Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. The Company has included Adjusted EBITDA as a supplemental disclosure because its management believes that Adjusted EBITDA provides useful information regarding its ability to service debt and to fund capital expenditures and provides investors a

74	2024 Proxy Statement

Appendix A
helpful measure for comparing its operating performance with the performance of other companies that have different financing and capital structures or tax rates. The Company uses Adjusted EBITDA to compare and to monitor the performance of the Company and its business segments to other comparable public companies and as a benchmark for the award of incentive compensation under its annual incentive compensation plan. The table above sets forth reconciliations of Adjusted EBITDA to net loss, which is the most directly comparable measure of financial performance calculated under GAAP.
(2)The Company has included Net Debt and the ratio of Net Debt to Adjusted EBITDA as a supplemental disclosure because its management believes that this data provides useful information regarding the level of the Company’s indebtedness and its ability to service debt. Net Debt and the ratio of Net Debt to Adjusted EBITDA are not financial measures under GAAP and should not be considered in isolation from or as a substitute for total debt, net loss or cash flow measures prepared in accordance with GAAP or as a measure of profitability or liquidity.
(3)The term free cash flow consists of net cash flows provided by operating activities less capital expenditures plus proceeds from the disposition of property and equipment. Free cash flow is not a measure of financial performance under GAAP and should not be considered in isolation from or as a substitute for cash flow measures prepared in accordance with GAAP. The table above sets forth reconciliations of free cash flow to net cash flows provided by operating activities, which is the most directly comparable measure of financial performance calculated under GAAP.
Cautionary Language Concerning Forward Looking Statements
This Proxy Statement contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are those that do not state historical facts and are, therefore, inherently subject to risks and uncertainties. The forward-looking statements included herein are based on current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Such risks and uncertainties include, among others, the level of supply and demand for oil and natural gas, fluctuations in the current and future prices of oil and natural gas, the level of exploration, drilling and completion activity, general global economic conditions, the cyclical nature of the oil and natural gas industry, geopolitical conflicts and tensions, the financial health of our customers, the actions of the Organization of Petroleum Exporting Countries (“OPEC”) and other producing nations with respect to crude oil production levels and pricing, the impact of environmental matters, including executive actions and regulatory efforts to adopt environmental or climate change regulations that may result in increased operating costs or reduced oil and natural gas production or demand globally, our ability to access and the cost of capital in the bank and capital markets, our ability to develop new competitive technologies and products, and other factors discussed in the "Business" and "Risk Factors" sections of the Company's Annual Report on Form 10-K for the year ended December 31, 2023. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

75

OIL STATES VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/OIS** or scan the QR code — login details are located in the shaded bar below.

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Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/OIS

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2024 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposal 2 and Proposal 3.

	For	Withhold		For	Withhold
01 - Denise Castillo-Rhodes	☐	☐	02 - E. Joseph Wright	☐	☐

	For	Against	Abstain
2. TO APPROVE, ON AN ADVISORY BASIS, THE COMPANY'S EXECUTIVE COMPENSATION.	☐	☐	☐
3. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation or partnership, sign in full corporate or partnership name by duly authorized officer and give title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

2 2 B V

03X98F

The 2024 Annual Meeting of Stockholders of Oil States International, Inc. will be held on Tuesday, May 7, 2024 at 9:00 a.m., central daylight time, virtually via the Internet at www.meetnow.global/MQ6F5X6.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/OIS

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

OIL STATES INTERNATIONAL, INC.

Notice of 2024 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting of Stockholders — May 7, 2024

The undersigned hereby (1) acknowledges receipt of the Notice of the 2024 Annual Meeting of Stockholders of Oil States International, Inc. (the "Company") to be held virtually via the internet at www.meetnow.global/MQ6F5X6 on May 7, 2024 at 9:00 a.m. central daylight time, and the Proxy Statement in connection therewith, each dated March 26, 2024 and (2) constitutes and appoints Cindy B. Taylor and Lloyd A. Hajdik, and each of her or his attorneys and proxies, with full power of substitution to each, for and in the name, place and stead of the undersigned, to vote, and to act with respect to, all of the shares of common stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at the meeting and at any meeting(s) ("Adjournment(s)") to which that meeting is adjourned or postponed, as indicated on reverse:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OF THE THIS CARD. IF THIS PROXY IS SIGNED BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO (2) CLASS II DIRECTORS NAMED IN THE PROXY STATEMENT, FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY'S EXECUTIVE COMPENSATION, AND FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. IN ORDER FOR THIS PROXY TO BE VALID, IT MUST BE SIGNED ON THE REVERSE SIDE OF THIS CARD.

IN THEIR DISCRETION, MRS. TAYLOR AND MR. HAJDIK (AND EACH OF HER OR HIS ATTORNEYS AND PROXIES) ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2024 ANNUAL MEETING OF STOCKHOLDERS.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.